SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

North American Galvanizing & Coatings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

North American Galvanizing & Coatings, Inc.

June 18, 2009

ANNUAL MEETING – JULY 29, 2009

Dear Stockholder:

You are cordially invited to attend North American Galvanizing & Coatings, Inc.’s 2009 Annual Meeting of Stockholders on Wednesday, July 29, 2009 at 9:00 a.m.  The Annual Meeting will be held at the Oglebay Resort & Conference Center , One Oglebay Drive, Route 88 North, in Wheeling, West Virginia.

The business expected to be conducted at the Annual Meeting is presented in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.  Members of management will report on our operations and our outlook for the future. After the business presentation, the directors and management will be available for your questions.  If you plan to attend the meeting in person, you may be required to present photo identification.

Regardless of whether you plan to attend the Annual Meeting in person, please vote your shares by proxy.  The enclosed proxy card contains directions for voting your shares by mail, by using the Internet or by telephone.  Please ensure that your shares will be represented at the Annual Meeting by voting now.  Your vote is important, either in person or by proxy.

On behalf of the Board of Directors, thank you for your continued interest in North American Galvanizing & Coatings, Inc.  We look forward to seeing you at our Annual Meeting.

Sincerely, Ronald J. Evans President and Chief Executive Officer

North American Galvanizing & Coatings, Inc.   5314 S. Yale Avenue, Ste. 1000   Tulsa, Oklahoma 74135 USA

918-494-0964	Fax 918-494-3999	www.nagalv.com

North American Galvanizing & Coatings, Inc.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2009 Annual Meeting of Stockholders of North American Galvanizing & Coatings, Inc., a Delaware corporation, will be held at the Oglebay Resort & Conference Center, One Oglebay Drive, Route 88 North, in Wheeling, West Virginia on Wednesday, July 29, 2009 at 9:00 a.m., local time, for the purpose of:

1.        Electing seven directors nominated by the Board of Directors to one year terms.

2.        Ratifying the appointment of Deloitte & Touche LLP as independent registered public accountants for 2009.

3.        Approving an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 25,000,000 shares to 50,000,000 shares.

4.        Approving the 2009 Incentive Stock Plan.

5.        Transacting such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The Board of Directors fixed June 12, 2009 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.  A list of those stockholders will be open for examination at our offices for a period of ten days prior to the Annual Meeting and also will be available for inspection at the Annual Meeting.

We have provided you the choice of voting your shares by Internet, telephone or mail, as outlined on the enclosed proxy card.  It is important that your shares are represented at the Annual Meeting regardless of the number you may hold.  We encourage you to vote by Internet, telephone or mail even if you plan to attend the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS Beth B. Hood, Vice President & Corporate Secretary June 18, 2009

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 29, 2009: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available at http://bnymellon.mobular.net/bnymellon/abc.

PROXY STATEMENT

North American Galvanizing & Coatings, Inc.

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 29, 2009

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of North American Galvanizing & Coatings, Inc. (“North American Galvanizing”, the “Company”, “we”, “us” or “our”) for use at the 2009 Annual Meeting of Stockholders to be held July 29, 2009, at 9:00 a.m., local time, at the Oglebay Resort & Conference Center, One Oglebay Drive, Route 88 North in Wheeling, West Virginia, or at any adjournments thereof (the “Annual Meeting”).

At the close of business on June 12, 2009, the record date for stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding _________ shares of our common stock (the “Common Stock”).  Each share of Common Stock is entitled to one vote on all matters.

The holders of a majority of the Common Stock present in person or represented by proxy will constitute a quorum for transacting business at the Annual Meeting.  Abstentions and “broker non-votes” are counted to determine the presence or absence of a quorum at the Annual Meeting.  No cumulative voting rights are authorized and dissenters’ rights are not applicable to the matters being proposed.

This proxy statement and accompanying proxy card are being mailed to our stockholders on or about June 18, 2009.

Our principal executive office is located at 5314 South Yale Avenue, Suite 1000, Tulsa, Oklahoma 74135.

The seven nominees receiving the highest number of affirmative votes will be elected as directors at the Annual Meeting.  This is called a plurality.  A vote withheld from a nominee for director will have no effect on the results of the vote.

The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required to approve the amendment to the Restated Certificate of Incorporation to increase the authorized shares of Common Stock, to approve the 2009 Incentive Stock Plan and to ratify the appointment of Deloitte & Touche LLP as the independent registered public accountants.

Brokers who hold shares of Common Stock in “street name” for customers have authority to vote on certain “routine” items on behalf of their clients if they do not receive voting instructions within ten days of the Annual Meeting pursuant to the rules of the New York Stock Exchange that govern brokers, including brokers that trade shares on the NASDAQ. Brokers will have discretionary authority to vote on the election of directors and the ratification of the independent registered public accountants, as those are considered routine items.  For matters that are not routine, if a broker has not received voting instructions from its client, the broker cannot vote the shares on that proposal.  This is called a “broker non-vote.”  Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting but not for determining the number of shares voted for or against a non-routine matter or as an abstention on that matter.

You may revoke your proxy at any time before the Annual Meeting by:

•           giving written notice to North American Galvanizing & Coatings, Inc., Attention: Corporate Secretary, 5314 South Yale Avenue, Suite 1000, Tulsa, Oklahoma 74135,
•           submitting a subsequent proxy by Internet, telephone or mail with a later date, or
•           by voting in person at the Annual Meeting.

Shares represented by properly executed proxies will be voted at the Annual Meeting as specified, unless such proxies are subsequently revoked as provided above.

If no choice is specified on a valid, unrevoked proxy, the shares will be voted as follows:

•           FOR the election of the seven directors nominated by the Board of Directors on the recommendation of the Corporate Governance and Nominating Committee,
•           FOR the ratification of the appointment of Deloitte & Touche LLP as independent registered public accountants for 2009.
•           FOR the approval of an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 25,000,000 shares to 50,000,000 shares.
•           FOR the approval of the 2009 Incentive Stock Plan.

Proxies will also authorize the shares represented thereby to be voted, as the proxy holders named in the proxy may deem advisable on any other matters that may properly be presented for action at the Annual Meeting.  The Board of Directors does not know of any other matter that is expected to be presented for consideration at the Annual Meeting.

ANNUAL REPORT

The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2008, are available for you to review online at

htttp://bnymellon.mobular.net/bnymellon/abc.

To request a paper copy of the Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K by mail, shareowners of record must reference their 11 digit control number:

Telephone:  1-888-313-1064 (outside of the U.S. and Canada call 201-680-6688),
Email:            shrrelations@bnymellon.com
Internet:       http://bnymellon.mobular.net/bnymellon/ABC

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PROPOSAL 1

ELECTION OF DIRECTORS

A Board of seven directors are to be elected at the Annual Meeting to serve until the 2010 annual meeting of stockholders or until their respective successors have been duly elected and qualified.  All of our current directors, Linwood J. Bundy, Ronald J. Evans, Janice K. Henry, Gilbert L. Klemann, II, Patrick J. Lynch, Joseph J. Morrow and John H. Sununu, have been nominated for re-election at the Annual Meeting.  Each of these seven nominees has agreed to serve if elected.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below.  If any nominee is unable or declines to serve as a director at the date of the Annual Meeting, such proxies will be voted for a substitute nominee selected by the Board to fill the vacancy.  The Board has no reason to believe that any of the nominees will be unavailable to serve.

Nominees for Election as Directors

The experience and background of each of the nominees are set forth below.

Linwood J. Bundy, age 67, President, Chief Executive Officer and member of the Board of Directors of Bundy, Inc., a privately-owned development, entertainment and investment company located in Iowa, since 1993. From 1978 to 1998, President and Chief Executive Officer of Iowa State Ready Mix Concrete, Inc., a privately-owned concrete company located in Ames, Iowa.  Past owner, from 1986 to 1998, of Hallet Materials, a sand and gravel business in Iowa and Texas.  Serves on the Board of Directors of US Bank in Ames, Iowa.  Past member of the Board of Trustees of Mary Greeley Medical Center, member of the Order of the Knoll, an Iowa State University Foundation, and past member of a number of civic and professional organizations in Iowa.  Served as a director of the Company since 2000.

Ronald J. Evans, age 60, appointed President of the Company in February 1996 and Chief Executive Officer in November 1999.  Private investor from May 1995 to February 1996.  From July 1989 to May 1995, Vice President and General Manager of Deltech Corporation, a privately-owned specialty chemicals producer.  From January 1989 to July 1989, Vice President of Sales and Marketing for Deltech Corporation.  Manager from 1976 to 1989 for Hoechst Celanese Corporation.  Served as a director of the Company since 1995.

Janice K. Henry, age 58, retired in June 2006 from Martin Marietta Materials, Inc., a leading producer of construction aggregates in the United States, having served as Chief Financial Officer from 1994, when the company completed its initial public offering, until June 2005. Served as Senior Vice President of Martin Marietta Materials from 1998 until her retirement in June 2006.  From 2002 until March 2006, served as Treasurer of Martin Marietta Materials, Inc. Since June 2006, has served as a consultant.  Previously served on the board of Inco Limited and as a member of the Board of Trustees of Peace College.  Served as a director of the Company since February 2008.

Gilbert L. Klemann, II, age 58, Executive Vice President, Worldwide General Counsel and Secretary of Sotheby’s, one of the world’s largest auctioneers of authenticated fine art, antiques and decorative art, jewelry and collectibles, since February 2008.  From 2001 to 2007, Senior Vice President and General Counsel of Avon Products Inc., a leading global beauty products company.  During 2000, was Of Counsel to the international law firm of Chadbourne & Parke LLP, New York City.  From 1991 to 1999, an Executive Officer and General Counsel of Fortune Brands, Inc. (formerly American Brands, Inc.), a producer of home and hardware products, office products, golf equipment, and spirits and wine.  Prior to 1990, a partner in the law firm of Chadbourne & Parke LLP.  From 2005 to 2008, served as director of Alliance One International, Inc., an  independent leaf tobacco merchant company. Served as a director of the Company since 2000.

Patrick J. Lynch, age 71, private investor and former Senior Vice President and Chief Financial Officer of Texaco Inc., a publicly-owned oil and petrochemicals company, from 1997 to 2001.  For more than forty years, actively engaged in the business of Texaco Inc. or one of its subsidiaries or affiliated companies.  Former member of the Trustees of The American Petroleum Institute, The Conference Board Financial Executives and CFO Advisory Council.  Currently serves as the Chairman of the Board of Trustees for Iona College in New Rochelle, New York.  From 2004 to 2008, a director and chairman of the Audit Committee of Aquila Inc., a power distribution and generation company.  Served as a director of the Company and as Chairman of the Audit Committee since 2001.

Joseph J. Morrow, age 69, appointed Non-Executive Chairman of the Board in November 1999.  Served as a director of Warwick Valley Telephone Company, a communication services company, as member of its compensation committee and chairman of its corporate governance and nominating committee from December 2004 through July 2007.  Chairman of Proxy Services Corporation from 1992 to present.  Chief Executive Officer of Proxy Services Corporation, a company providing shareholder meeting needs, from 1972 to 1992.  Chief Executive Officer of Morrow & Co., LLC, a privately-owned international proxy solicitation firm, since 1972.  Currently Trustee of Golfer’s in Support of the Troops, a privately funded charitable foundation.  Served as a director of the Company since 1996.
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John H. Sununu, age 69, President of JHS Associates, Ltd., a private consulting firm, since June 1992 and a former partner in Trinity International Partners, a private financial firm, and served as co-host of CNN’s “Crossfire,” a news/public affairs discussion program, from March 1992 until February 1998.  A member of the National Academy of Engineering and the Board of Trustees for the George Bush Presidential Library Foundation.  From January 1989 until March 1992, Chief of Staff to the President of the United States.  Served on the Advisory Board of the Technology and Policy Program at MIT from 1984 until 1989.  From January 1983 to January 1989, Governor of the State of New Hampshire.  From 1968 until 1973, Associate Dean of the College of Engineering at Tufts University and Associate Professor of Mechanical Engineering.  From 1963 until his election as Governor, President of JHS Engineering Company and Thermal Research Inc.  Helped establish and served as chief engineer for Astro Dynamics Inc. from 1960 until 1965.  Served as a director of the Company since 1996.

With the exception of Mr. Evans, none of the nominees for director are, or have been, employed by us or any of our subsidiaries or other affiliates.

The Board recommends that you vote FOR the nominees listed above.

EXECUTIVE OFFICERS

Chief Executive Officer

Mr. Evans is our President and Chief Executive Officer.  His biography is included above under “Nominees for Election as Directors.”

Chief Financial Officer

Beth Hood, age 46, Vice President and Treasurer since April 2005 and Chief Financial Officer and Secretary of the Company May 2005 to present.  From March 2001 to March 2005, Vice President of Finance and Treasurer of Fintube Technologies, Inc., a wholly-owned subsidiary of Lone Star Technologies, Inc.  From April 1989 to March 2001, held a number of senior finance positions at Laufen Ceramic Tile, a subsidiary of Keramik Holding AG Laufen, Switzerland, and ultimate parent, Roca Radiodores, S.A., of Barcelona, Spain.  Ms. Hood is both a certified public accountant and certified management accountant.

BOARD OF DIRECTORS AND COMMITTEES

The business of the Company is managed under the direction of its seven member Board of Directors.  The Board meets regularly during our fiscal year to review significant developments affecting us and to act on matters requiring Board approval.  It also holds special meetings when necessary between scheduled meetings.

The Board has determined that directors Linwood J. Bundy, Janice K. Henry, Gilbert L. Klemann II, Patrick J. Lynch, Joseph J. Morrow and John H. Sununu are “independent directors,” as the term is defined under the listing standards of NASDAQ.  Mr. Evans is not independent, as he is an executive officer of the Company.  When we use the term “non-management director” in this proxy statement, we are referring to all the Board members with the exception of Mr. Evans.

The Board met seven times in 2008 (including regularly scheduled and special telephonic meetings).  Each director attended at least 75% of the total meetings of the Board and the total meetings of each applicable committee.  The non-management directors meet in executive session, as needed, without the management director or other members of management.  The Board does not have a policy regarding director attendance at annual meetings. For the 2008 Annual Meeting of Stockholders, all seven directors attended the meeting.

We have a non-executive Chairman in lieu of a “lead” director who presides at all executive sessions of the Board.  Mr. Morrow currently serves as the non-executive Chairman of the Board.  An interested person who wishes to contact either the Chairman or the non-management directors as a group may do so by writing to either the Chairman or the Non-Management Directors, c/o Corporate Secretary, North American Galvanizing & Coatings, Inc., 5314 South Yale Avenue, Suite 1000, Tulsa, Oklahoma 74135, which will be forwarded, unopened, to the addressee. Stockholders may also contact any other member of the Board by writing to the same address, c/o Board of Directors.

Overview of Director Compensation and Procedures

Director compensation is now and has historically been set by the Board.  Director compensation has historically been relatively low with most directors serving because of their equity interest in the Company or their personal or business relationship with our large stockholders.

Non-management directors receive an annual fee, currently $35,000, payable in quarterly installments, and receive no additional compensation for committee services beyond their annual fee.  The Company reimburses the directors for their out-of-pocket expenses for attending Board and committee meetings which, from time-to-time, may include the director’s spouse.
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Mr. Evans, the management director, receives no additional cash compensation for his service as a director.  He is required to participate in the Director Stock Unit Program to the extent described below and receives matching Stock Unit grants.

At the Company’s Annual Meeting held July 21, 2004, stockholders approved a Director Stock Unit Program (“Program”).  Under the Program, effective January 1, 2005, each non-management director is required to defer at least 50% ($17,500) of his or her annual fee, and may elect to defer 75% ($26,250) or 100% ($35,000) of the annual fee.  The director must make the annual deferral decision before the start of the year. Amounts deferred under the Program are converted into a deferred Stock Unit grant under the Company’s 2004 Incentive Stock Plan at the average of the closing prices for a share of the Company’s Common Stock for the 10 trading days before the quarterly director fee payment dates.

To encourage deferral of fees by non-management directors, the Company makes a matching Stock Unit grant ranging from 25% to 75% of the amount deferred by the director as of the same quarterly payment dates.  During 2008, each of the non-management directors deferred 100% of their fees and received matching Stock Unit grants totaling 75%.

For Mr. Evans, under the Program the Company automatically defers from his salary a dollar amount equal to 50% ($17,500) of the director fees for non-management directors.  In addition, Mr. Evans may elect to defer an amount equal to 75% ($26,250) or 100% ($35,000) of the director fees for non-management directors from his compensation, and the Company matches deferrals by Mr. Evans with Stock Units at the same rate as it matches deferrals for non-management directors.

Delivery of the granted stock is made five calendar years following the year for which the deferral is made subject to acceleration upon the resignation or retirement of the director or a change in control.

In addition to the annual cash fees and matching Stock Unit grants, each non-management director receives an annual grant of 13,333 forfeitable shares of Common Stock (the “Restricted Stock”) under the 2004 Incentive Stock Plan.  Historically, the Compensation Committee has made this annual award in July of each year.  However, in 2008 we made awards on March 5, 2008 and July 14, 2008.  Ms. Henry did not receive the March 5, 2008 award because she was only recently appointed as a director at that time.  The March 5, 2008 grant was a special one-time grant made in recognition of the directors’ service and contributions to the development, implementation, and achievement of the Company’s strategy and goals for the period 2004 through 2007.  In 2009, the annual award was made in January rather than July to reduce the potential expense recorded for the 2009 award.

Restricted Stock granted to non-management directors vests and becomes nonforfeitable on the date of the earliest to occur of the following:

(a)           the date that is two (2) years after the date of grant;

(b)           the date of a change in control;

(c)           the date the participant terminates employment due to a disability;

(d)           the date of the participant’s death;

DIRECTOR COMPENSATION

The following table describes the compensation of non-management directors during 2008.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (3)	Total
Linwood J. Bundy	$35,000	$69,317	—	$104,317
Ronald J. Evans (4)	—	—	—	—
Janice K. Henry	29,750	39,588	—	69,338
Gilbert L. Klemann, II	35,000	69,317	—	104,317
Patrick J. Lynch	35,000	69,317	—	104,317
Joseph J. Morrow	35,000	69,317	—	104,317
John H. Sununu	35,000	69,317	—	104,317

(1) For 2008, each of our non-management directors earned an annual fee of $35,000, payable in quarterly installments.  All of the Company’s directors elected to defer 100% of this fee for 2008 and received stock unit grants for the deferred fee and the Company match under the Director Stock Unit Program.  The following are the aggregate number of stock unit awards that were
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granted to each of our directors during 2008 (as adjusted for the four-for-three stock split in September 2008):  Mr. Bundy, 12,040; Ms. Henry, 8,752; Mr. Klemann, 12,040; Mr. Lynch, 12,040; Mr. Morrow, 12,040; and Gov. Sununu, 12,040.  The following are the aggregate number of stock unit awards outstanding that have been granted to each of our directors as of December 31, 2008:  Mr. Bundy, 98,787; Ms. Henry, 8,752; Mr. Klemann, 98,787; Mr. Lynch, 98,787; Mr. Morrow, 98,787; and Gov. Sununu, 98,787.  Stock unit awards outstanding in September 2008 were adjusted to reflect the four-for-three stock split, according to provisions for equity changes in the 2004 Incentive Stock Plan.

(2) Amounts represent the amounts expensed in 2008 for nonvested stock awards that have been granted to each of our non-employee directors and the Company match under the Director Stock Unit Program.

(3) No option awards were granted to the directors during 2008, and no amounts were expensed for previous option awards during 2008.  The following are the aggregate number of option awards outstanding that have been granted to each of our non-employee directors as of December 31, 2008: Mr. Bundy, none; Mr. Klemann, 79,166; Mr. Lynch, 76,250; Mr. Morrow, none; Gov. Sununu, 20,000.  Options outstanding in September 2008 were adjusted to reflect the four-for-three stock split, according to provisions for equity changes in the 2004 Incentive Stock Plan.

(4) See Summary Compensation Table for disclosure related to Ronald J. Evans, who is also an Executive Officer of the Company.  Mr. Evans receives no cash compensation as a director beyond the compensation he receives as CEO.  He participates in the Director Stock Unit Program, as described above, and receives matching Stock Unit grants.

Corporate Governance

The corporate governance guidelines adopted by the Board in 2004 address the qualification and selection of Board members, independence of Board members, Board leadership, structure of Board committees and Board processes.  In addition, the guidelines include a requirement for executive sessions of non-management directors, an annual self-assessment of the performance of the Board and its committees, an annual performance evaluation of the Chief Executive Officer, and a charter for each Board committee.  We have also adopted a Code of Conduct and Ethics that applies to the Board, our corporate officers, including our Chief Executive Officer and Chief Financial Officer, and all of our other employees.  Our corporate governance guidelines, the charters for our committees and our Code of Conduct and Ethics, including our independence standards (which conform to NASDAQ rules), are available on our website at http://www.nagalv.com/Investors.asp.

Committees of the Board

The Board maintains the following four standing committees, the membership of which is determined from time to time by the Board:

Executive Committee.  Messrs. Sununu (chairman), Klemann, Morrow, and Evans are members of the Executive Committee, which met five times in 2008.  The Executive Committee is delegated authority to act on behalf of the Board in certain operational and personnel matters, and to approve capital expenditures within limits authorized by the Board.

Audit Committee.  Messrs. Lynch (chairman), Bundy, and Klemann and Ms. Henry are members of the Audit Committee, which met five times in 2008.  Each member of the Audit Committee is an “independent director” as defined in the NASDAQ rules for Audit Committee members and satisfies the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”).  The Board has determined that each of Mr. Lynch and Ms. Henry qualify as an audit committee “financial expert” within the meaning of the rules and regulations of the Securities and Exchange Commission (the “SEC”).

The Audit Committee is responsible for, among other things,

•           appointing our independent registered public accountants, subject to stockholder ratification,
•           reviewing the scope of the annual audit and recommendations of the independent registered public accountants,
•           reviewing and discussing with management and the independent registered public accountants our audited financial statements and other financial information,
•           monitoring the independence and performance of our independent registered public accountants, and
•           evaluating overall risk exposures and the adequacy of the overall internal control functions of the Company.

Compensation Committee.  Messrs. Bundy (chairman), Lynch and Morrow are members of the Compensation Committee, which met three times in 2008. All of the committee members are “independent directors” as defined in the NASDAQ rules.

The Compensation Committee considers remuneration of our corporate and subsidiary officers, administers our incentive compensation and stock option plans and approves the adoption of employee benefit plans. The Compensation Committee evaluates the performance of the Chief Executive Officer and Chief Financial Officer and recommends to the Board their compensation.
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Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee was formed in 2003, and is composed of Messrs. Morrow (chairman), Bundy, Klemann, and Lynch, Ms. Henry, and Gov. Sununu.  All of the committee members are “independent directors” as defined in the NASDAQ rules.  The Corporate Governance and Nominating Committee met two times in 2008.

The Corporate Governance and Nominating Committee is responsible for, among other things, identifying and evaluating the qualifications of candidates for Board membership and making recommendations of candidates for consideration of nomination by the Board.

The Corporate Governance and Nominating Committee reviews and recommends to the Board the slate of director nominees to be proposed for election at annual meetings of stockholders and candidates to fill vacancies on the Board that occur between annual meetings of the stockholders.  In identifying and evaluating candidates for Board membership, the Corporate Governance and Nominating Committee takes into account all factors it considers appropriate.  While there are no specific minimum requirements for director nominees, the Committee does consider the following non-exclusive factors:  professional experience, knowledge, integrity, independence, diversity of backgrounds and the extent to which the candidate would fill a present need on the Board.

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director with an emphasis on the needs of the Company.  The Committee will consider candidates for the board of directors recommended by stockholders and will evaluate such candidates in the same manner as other potential candidates.  Any stockholder who wishes to recommend a person to be considered for nomination as a director by the Corporate Governance and Nominating Committee may do so by submitting the candidate’s name and qualifications in writing to Corporate Governance and Nominating Committee, c/o Corporate Secretary, 5314 South Yale Avenue, Suite 1000, Tulsa, Oklahoma  74135.  Stockholders may directly nominate persons for director in accordance with the provisions of our Bylaws, a copy of which is on file with the SEC.

Company Information Available on Website

The Company has posted on its website, www.nagalv.com, its (1) Corporate Governance Guidelines; (2) Code of Business Conduct and Ethics, and (3) the Company’s charters for the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee.  In addition, the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, the Statements of Beneficial Ownership of Securities on Forms 3, 4 and 5 for Directors and Officers of the Company and all amendments to such reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, are available free of charge at the Securities and Exchange Commission (“SEC”) website at www.sec.gov.  The Company’s website at http://www.nagalv.com/Investors.asp contains a link to its filings with the SEC.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information as of April 15, 2009, regarding the beneficial ownership of our Common Stock by (a) all persons who are beneficial owners of five percent or more of our Common Stock, (b) each of our directors, (c) our Chief Executive Officer and our Chief Financial Officer, which are our only executive officers, and (d) all of our directors and executive officers as a group.  Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.
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North American Galvanizing & Coatings, Inc.
Stock Ownership, as of April 15, 2009 (1)
	Number of Shares of Common Stock Beneficially Owned (excluding options) (2)	Nonvested Forfeitable Shares of Common Stock	Options Granted (3)	Total Beneficial Ownership of Common Stock (including options)	Percentage of Common Stock (4)

Linwood J. Bundy	281,280	39,999	—	321,279	1.9%
Ronald J. Evans	281,128	133,334	600,000	1,014,462	5.9%
Janice K. Henry	—	26,666	—	26,666.2%
Beth B. Hood	26,627	40,000	62,500	129,127	0.8%
Gilbert L. Klemann, II	174,618	39,999	79,166	293,783	1.7%
Patrick J. Lynch	201,062	39,999	20,000	261,061	1.5%
Joseph J. Morrow	2,106,825	39,999	—	2,146,824	12.5%
John H. Sununu	151,729	39,999	20,000	211,728	1.2%
All Directors and Executive
Officers as Group (8 persons)	3,223,269	399,995	781,666	4,404,930	25.7%

(1) All shares adjusted to reflect a four-for-three stock split on September 14, 2008.

(2) Excludes stock units allocated to the account of the named person under the Director Stock Unit Program, as persons are not permitted to vote the units.

(3) Represents shares which the directors and executive officers have, or within 60 days after April 15, 2009 will have, the right to acquire through the exercise of stock options.

(4) Based on 16,332,735 shares of the Common Stock outstanding as of April 15, 2009. This assumes that all options or warrants exercisable within 60 days after April 15, 2009 owned by the named individual are exercised.  The total number of shares outstanding also assumes that none of the options or warrants owned by other named individuals are exercised.

(5) The address for each of our directors and executive officers is as follows: c/o North American Galvanizing & Coatings, Inc., 5314 South Yale Avenue, Suite 1000, Tulsa, Oklahoma 74135.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee reviews and approves, and recommends for the approval of the full Board of Directors, the annual compensation and compensation procedures for the two executive officers of the Company, the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”).  The CEO confers with the Compensation Committee concerning the compensation of the CFO.   The Compensation Committee considers recommendations from its compensation consultant, Dolmat Connell & Partners (“DC&P”), in making its decisions.  The Compensation Committee is authorized to and has directly engaged DC&P, who is independent of the Company’s management and reports directly to the Compensation Committee.  DC&P has no economic relationships with the Company other than its role in advising the Compensation Committee on matters such as competitive market rates and compensation practices.  At present, the Compensation Committee believes that the cumulative business experience of its members is adequate for its compensation decisions.

Our objective is to provide for executive compensation that will attract and retain skilled executives and will link executive compensation to corporate performance.  To achieve these goals, we believe that our executive compensation must include adequate short-term compensation (primarily in the form of salary and annual bonus) and long-term compensation (primarily in the form of restricted stock, stock options and other equity-based awards.)  The Compensation Committee has no policy as far as the allocation of executive compensation between short-term and long-term compensation or between cash and equity compensation.  This allocation is based on a case by case analysis for each executive officer each year. As indicated from the Summary Compensation Table that appears below, a substantial portion of the CEO’s compensation (38.5%) came from equity awards.  Conversely, only 15.4% of the CFO’s compensation came from equity awards.  This relative disparity is based upon the Compensation Committee’s view that a substantial portion of the CEO’s compensation should be linked to Company performance and the performance of the Company’s stock.

Salary.  Actual salaries are based on individual performance contributions within a competitive salary range for each position established through job evaluation and market comparisons.  We review approved salary ranges annually to determine parity with national compensation trends and to ensure that we maintain a reasonably competitive compensation structure.  The President and Chief Executive Officer’s salary is approved by the Board based on a review and recommendation by the Compensation Committee, taking into consideration historical compensation, corporate performance, similar competitive compensation of Chief Executive Officers at peer corporations, assessment of past performance, leadership characteristics and its expectations of future contributions to the Company’s long-term success.

Proxy-disclosed compensation data from a group of U.S.-based public companies from the Industrial Manufacturing industry of similar size to the Company was used for the peer group assessment. DC&P proposed the peer organizations based on revenue, market capitalization, and status as a U.S.-based, non-subsidiary, public and actively traded firm.  The proposed peer group, approved by the Compensation Committee, consisted of the following 13 companies: Adept Technology, Inc., Aldila, Inc., Amtech Systems, Inc., BTU International, Inc., Eastern Co., Gencor Industries, Inc., Magnetek, Inc., Memry Corp., Perceptron, Inc., Portec Rail Products, Inc., Synalloy Corp., UFP Technologies, Inc., and Veri-Tek International Corp.

Effective April 1, 2007, the Company entered into a three-year written employment agreement with the CEO that provides the CEO an annual base salary of $325,000 during the term, subject to possible increase by the Board.  The CEO’s salary has not changed since April 1, 2007.    The CFO’s compensation is determined in a like manner except that the CEO has a substantial role, together with the Compensation Committee, in setting the CFO’s compensation subject to Board approval.  In March 2008, based on the review described above, the Compensation Committee recommended and the Board approved an increase in annual base salary of $10,000, to $185,000, for the Chief Financial Officer, effective April 1, 2008.  In January 2009, the Compensation Committee recommended and the Board approved an increase in annual base salary of $10,000, to $195,000, for the Chief Financial Officer, effective April 1, 2009.

Annual Incentive Compensation. Our executive officers and key employees are eligible to participate in a discretionary annual bonus program.  The Committee, subject to Board approval, administers the plan and selects the key employees and executive officers who participate, with substantial CEO input on all employees except himself.  This authority enables the Committee to consider individual achievement in deciding on, and recommending to the Board, the amount of any bonus for a participant.

The Compensation Committee took into consideration the corporate performance and contributions and earnings performance by our key employees and executive officers for the year ended December 31, 2008, and approved an aggregate of $883,000 in bonus awards for 31 persons, including $250,000 for our Chief Executive Officer and $90,000 for our Chief Financial Officer.  The Compensation Committee determined these bonuses in January 2009, based upon corporate performance and the performance of the particular employee in 2008.

The Board approved the recommendations of the Compensation Committee.
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2004 Incentive Stock Plan.  Equity awards are made under this plan to provide additional incentives to employees to work to maximize our growth and stockholder value.  Historically, the Compensation Committee has awarded stock option grants for equity awards, but in 2008 moved to restricted stock awards.  The move was made because the Company incurs expense with both option and restricted stock awards, but there is an increased likelihood that the employee will obtain value from a restricted stock award rather than an option award.  The plan may utilize vesting periods to encourage key employees to continue in our employ.  The number of awards granted is determined by the Compensation Committee’s subjective evaluation of the executive’s ability to influence our long-term growth and profitability.  Awards are granted at the current market price at the time of the grant.

During January 2009, the Compensation Committee recommended and the Board of Directors approved a grant totaling 154,168 forfeitable shares of Common Stock (the “Restricted Stock”) for 32 management employees, including 66,667 for our Chief Executive Officer and 20,000 for our Chief Financial Officer.  This grant is in recognition of 2008 performance.

Restricted Stock granted to management employees vests and becomes nonforfeitable on the date of the earliest to occur of the following:

(a)	the date that is four (4) years after the date of grant;

(b)	the date of a change in control;

(c)	the date the participant terminates employment due to a disability;

(e)	the date of the participant’s death;

During March 2008, the Compensation Committee recommended and the Board of Directors approved a grant totaling 126,667 forfeitable shares, as adjusted for the four-for-three stock split in September, 2008, of Common Stock (the “Restricted Stock”) for 7 management employees, including 66,667 for our Chief Executive Officer and 20,000 for our Chief Financial Officer.  This grant is in recognition of 2007 performance.

The Compensation Committee recommends, and the Board approves, equity awards under this plan.  The CEO confers with the Compensation Committee on all plan awards other than those made to himself.  Grants are made before March 15 each year.

401K Plan.  The Company offers a 401(k) defined contribution plan to its eligible employees, including executive officers.  Although the Company match is discretionary, the Company has historically matched a participant’s contributions up to 3% and contributed to the North American Galvanizing Common Stock Fund of the 401K an additional 110% of a participant’s contributions over 3%, but not to exceed 6%, of the participant’s compensation.

Perquisites.  The Company offers to pay the travel costs of the executives’ spouses to attend the Annual Meeting of Stockholders.  The aggregate cost in total is less than $10,000 per year. The Company provides no other perquisites to its executives.

Change in Control Provisions.  Awards under the 2004 Incentive Stock Plan and the Director Stock Unit Plan are subject to accelerated vesting upon a change in control of the Company, resignation or retirement.  The Compensation Committee believes these accelerated vesting provisions to be fair and customary.  The change in control provisions in the CEO’s employment agreement are discussed below.

CEO Employment Agreement. The Company entered into a three-year written employment agreement with the CEO, effective April 1, 2007, that provides the CEO an annual base salary of $325,000 during the term, subject to possible increase by the Board.  Under the agreement, the CEO remains eligible to participate in all Company benefit plans.

If the CEO’s employment is terminated for any reason other than a change in control or for cause or because of a permanent disability, then the employment agreement provides that the CEO (or his estate) is entitled to a one-time termination payment equal to his then annual base salary.  Cause shall mean any of (i) employee’s gross negligence or willful misconduct in the performance of the duties and services required pursuant to the agreement, or (ii) employee’s final conviction of a felony, or (iii) employee’s material breach of any material provision of the agreement with remains uncorrected for thirty (30) days following written notice to employee by employer.

In the event either the CEO or the Company elects to terminate the agreement upon the occurrence of a change in control, then the CEO will be entitled to receive a one-time payment equal to 2.99 times his annual base salary as of the date of termination.  The CEO would have received a termination payment of $971,750 in the event a change of control and termination had occurred as of December 31, 2008.
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The CEO and the Chairman of the Board, in consultation with the Compensation Committee, negotiated the terms of the employment agreement, which were recommended by the Compensation Committee and approved by the Board.  The Compensation Committee and the Board believe that the terms of the agreement are reasonable and that the agreement was needed in order to retain the services of the CEO.

The Compensation Committee believes that compensation levels during 2008 adequately reflect our compensation goals and policies.  The Compensation Committee will continue to evaluate the relationship between its executive and key managerial compensation and our performance and stockholder value.

SUMMARY COMPENSATION TABLE

The following table includes information concerning compensation for the three fiscal years ended December 31, 2008 paid for the two persons who served as our Chief Executive Officer and Chief Financial Officer and are currently our only two executive officers.  We refer to these individuals as the “named executive officers.”

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

Ronald J. Evans	2008	$325,000	$250,000	$57,917	$255,745	$42,787	$931,449
President and CEO	2007	293,750	200,000	—	229,389	44,756	767,895
	2006	195,000	120,000	—	64,686	38,483	418,169

Beth B. Hood	2008	182,500	90,000	17,375	31,943	$12,337	$334,155
CFO and Secretary	2007	168,750	75,000	—	29,738	10,631	284,119
	2006	145,000	50,000	—	10,027	5,906	210,933

(1)  For Mr. Evans, includes amounts deferred as a director under the Director Stock Unit Program, totaling $35,000 for 2008, 2007 and 2006.  The stock unit awards are deferred for five years subject to acceleration upon resignation, retirement or a change in control.  The actual stock certificates will not be issued to the director until the award is paid out.

(2)  Represents amounts expensed for stock awards and equity awards for the applicable fiscal year.  Refer to Note 1, “Summary of Significant Accounting Policies, Stock Options,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on February 20, 2009 for the relevant assumptions used to determine the valuation of our option awards.

(3)  For Mr. Evans, includes the Company’s matching contribution for each year based on amounts deferred as a director under the Director Stock Unit Program in the amount of $26,250 each year.  Mr. Evans had 98,787 stock unit grants awarded under the Director Stock Unit program outstanding at December 31, 2008.  Also includes the Company’s matching contributions to its 401(k) defined contribution retirement plan on behalf of the named executive officer.

GRANTS OF PLAN-BASED AWARDS

           The following table shows the total number of restricted stock awards that were granted in 2008 under the 2004 Incentive Stock Plan to the named executive officers.  Each restricted stock award generally becomes 100% vested after a four-year service period.  All share-based data is adjusted to reflect a four-for-three stock split by the Company on September 14, 2008.

Name and Principal Position	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)

Ronald J. Evans	3/5/2008	66,666	$278,000
President and CEO	1/2/2008	3,288 (1)	15,313 (2)
	4/2/2008	3,679 (1)	15,313 (2)
	7/1/2008	2,411 (1)	15,313 (2)
	10/1/2008	2,663 (1)	15,313 (2)

Beth B. Hood	3/5/2008	20,000	83,400

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(1) Stock units awarded under the Director Stock Unit Program.

(2) Stock unit values based upon average closing price of common stock for 10 trading days prior to grant date.

In addition, on January 20, 2009, the Compensation Committee recommended and the Board approved grants of forfeitable shares of Common Stock (the “Restricted Stock”), including 66,667 shares awarded to the Chief Executive Officer and 20,000 shares awarded to the Chief Financial Officer.  These awards are not included in the table above because they were granted after 2008 year end.

 Restricted Stock vests and becomes nonforfeitable on the date of the earliest to occur of the following:

(a)	the date that is four (4) years after the date of grant;

(b)	the date of a change in control;

(c)	the date the participant terminates employment due to a disability;

(d)	the date of the participant’s death;

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows the total number of unexercised stock options and unvested stock plan awards for the named executive officers as of December 31, 2008.  All option awards have been adjusted for a four-for-three stock split by the Company in September, 2008.

	Option Awards			Stock Awards
Stock Awards	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($/Sh)	Option Expiration Date (2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)
Ronald J. Evans	50,000	—	1.25	02/16/2015	—	—
President and CEO	50,000	—	1.05	02/17/2016	—	—
	100,000	100,000	2.60	02/23/2017	—	—
	133,332	66,668	2.60	02/23/2017	—	—

	—	—	—	—	66,666	$255,331

Beth B. Hood	5,000	—	1.23	04/18/2015	—	—
CFO and Secretary	10,000	10,000	1.05	02/17/2016	—	—
	12,500	25,000	2.60	02/23/2017	—	—

	—	—	—	—	20,000	$76,600

(1)  Options become exercisable in four equal annual installments beginning on the first anniversary date of grant, except one of the options for 150,000 shares awarded to Ronald J. Evans on February 23, 2007, exercisable in three equal annual installments beginning on the first anniversary date of grant.

(2)  The expiration date of each option occurs 10 years after the date of grant of each option.

(3)  Market value calculated based on the closing stock price on December 31, 2008.
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OPTIONS EXERCISES AND STOCK VESTED

The following table shows option exercises and the vesting of stock units for the named executive officers during 2008.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Ronald J. Evans
President and CEO	—	—	22,041	61,250

Beth B. Hood	10,000	38,625	—	—
CFO and Secretary

(1)  Delivery of stock certificates for stock units granted under Director Stock Unit Program is deferred for five years subject to acceleration upon resignation, retirement or change in control.

NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth information concerning the Chief Executive Officer’s participation in the Company’s Director Stock Unit Program, which provides deferred equity-based compensation to management and non-management directors.

Name and Principal Position	Executive Contributions in 2008 ($)	Registrant Contributions in 2008 ($)	Aggregate Earnings in 2007 ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at December 31, 2008 ($)

Ronald J. Evans	$ 35,000	$ 26,250	$ —	$ —	$ 378,354
President and CEO

The material terms of the Director Stock Unit Program are described under “Board of Directors and Committees – Overview of Director Compensation and Procedures” elsewhere in this proxy statement.  The Company’s Director Stock Unit Program commenced January 1, 2005.  Since that time, the executive contributions and registrant contributions have been included in the Summary Compensation Table.  For 2008, 2007 and 2006, the executive contributions are included in salary and the registrant contributions are included in change in pension value and nonqualified deferred compensation earnings in the Summary Compensation Table.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The vesting of all outstanding stock options, forfeitable stock grants, and stock deferrals under the Director Stock Unit Programs, are accelerated upon the retirement or resignation of the holder or upon a change-in-control and would result in value of $838,686 to the Chief Executive Officer and $135,150 to the Chief Financial Officer, assuming the event took place on 12/31/08.  Under the terms of the CEO’s employment agreement, the Company must pay the CEO (i) a single cash payment equal to one year’s annual base salary (currently $325,000) upon his retirement or termination (other than in connection with a change-in-control or for cause) and (ii) a single cash payment equal to 2.99 times his annual base salary (a total of $971,750 assuming the event took place on 12/31/08 based on current salary) in connection with the termination of his employment in connection with a change-in-control of the Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviews our general compensation policies and the compensation plans and specific compensation levels for executive officers.  The 2004 Incentive Stock Plan, Rule 16b-3 of the Exchange Act, and paragraph 162(m) of the Internal Revenue Code of 1986, as amended, require that at least two of the Compensation Committee members be non-employee directors.  The Compensation Committee consists of three directors who are not employees of the Company.  Linwood J. Bundy is the current Chairman of the Compensation
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Committee.  The Compensation Committee has utilized compensation consultants, Dolmat Connell & Partners, for consultation on the compensation of the executive officers and management of the Company.  All recommendations by the Compensation Committee relating to the compensation of our executive officers are approved by the full Board.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2008 with management.  In reliance on the reviews and discussions referred to above, the compensation committee recommended to the Board, and the Board has approved, that the CD&A be included in the proxy statement for the year ended December 31, 2008 for filing with the SEC.

By the Compensation Committee of the Board of Directors: Linwood J. Bundy, Chairman Patrick J. Lynch Joseph J. Morrow

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is presently comprised of the following directors: Messrs. Bundy, Lynch and Morrow, none of whom are current or former officers or employees of the Company or any of its subsidiaries. None of our named executive officers or directors was an executive officer or served as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

AUDIT COMMITTEE REPORT

The Audit Committee consists of four directors, all of whom must be independent in accordance with and meet the other requirements of the NASDAQ rules.

The Audit Committee reviews our financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and held discussions with management and the independent auditor regarding the fair and complete presentation of the Company’s results.  The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments.  Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principals generally accepted in the United States of America.

The Audit Committee is responsible for, among other things, reviewing with our independent registered public accountants the scope and results of their audit engagement.  In connection with the fiscal 2008 audit, the Audit Committee has:

•           reviewed and discussed with Deloitte & Touche, LLP, our independent registered public accountants (“Deloitte”), and with management our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008,
•           discussed with Deloitte the matters required by Statement on Auditing Standards No. 61, as amended, relating to communications between the Audit Committee and the independent registered public accountants, and
•           received from and discussed with Deloitte the written disclosures and letter from Deloitte required by Independence Standards Board Standard No. 1 as modified or supplemented, regarding their independence from the Company.

Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008.

The Audit Committee: Patrick J. Lynch, Chairman Linwood J. Bundy Janice K. Henry Gilbert L. Klemann, II

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PROPOSAL 2

RATIFICATION  OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed Deloitte as independent registered public accountants to conduct the 2009 audit of our financial statements.  The Board has directed that such appointment be submitted for ratification by the stockholders at the Annual Meeting.

Deloitte has served as our independent registered public accountants since 1990.  A representative of Deloitte is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Total fees for professional services provided by Deloitte for the years ended December 31, 2008 and 2007 were $464,472 and $420,658, respectively, for the following services:

Audit Fees

The aggregate fees for professional services rendered by Deloitte for the audit of our annual financial statements and the effectiveness of the Company’s internal control over financial reporting and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q in 2008 and 2007 were $352,758 and $319,500, respectively.

Tax Fees

The aggregate fees paid for preparation of tax returns were $77,805 and $35,000 for 2008 and 2007, respectively.  The aggregate fees for tax planning and consultation on tax compliance in 2008 and 2007 were $33,909 and $13,107, respectively.  In addition, fees of $43,226 were paid during 2007 for assistance with an IRS examination.

The Audit Committee charter provides for the pre-approval of all audit services and all non-audit services to be provided by our independent registered public accountants that are permitted under applicable law and regulation, and all corresponding fees and terms, by the Audit Committee. Pursuant to procedures established by the Audit Committee, the Chief Financial Officer and/or Chief Executive Officer are required to review and recommend for approval such services to the Audit Committee, subject to the de minimus exception for non-audit services permitted by SEC rules and regulations.  For fiscal years 2008 and 2007, none of the fees listed above were covered by the de minimus exception.

The Audit Committee has considered whether the provision of non-audit services by Deloitte for the year ended December 31, 2008 is compatible with maintaining the principal independent registered public accountant’s independence.

The Board recommends that you vote FOR ratification of the appointment of Deloitte & Touche LLP.
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PROPOSAL 3

AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 SHARES TO 50,000,000 SHARES

Our Board of Directors has approved, and has recommended that stockholders approve, an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, $0.10 par value, from 25,000,000 shares to 50,000,000 shares.  The text of the proposed amendment is set forth below.  As of April 15, 2009, there were 16,507,813 shares of common stock issued (including 175,078 treasury shares) and 1,123,701 shares of common stock reserved for issuance upon the award of restricted stock or the exercise of options to purchase common stock under the Company’s stock compensation plans.  Based on the number of issued and reserved shares of common stock described, the Company currently has approximately 7,368,486 shares of common stock available for issuance.

The Board of Directors believes that the proposed increase in authorized shares of common stock is desirable to enhance the Company’s flexibility in taking possible future actions, such as stock splits, stock dividends, equity compensation awards or other corporate purposes. The proposed increase will allow the Company to accomplish these objectives. The Board determines whether, when and on what terms to issue shares of common stock. Use of the additional shares proposed to be authorized will not require stockholder approval unless required under Delaware corporate law or by NASDAQ rules or the rules of any national securities exchange on which the common stock is then listed. There are currently no plans or arrangements for use of the additional shares of authorized common stock.

The additional shares of common stock will, if and when issued, be identical to the shares of the Company’s common stock now authorized and outstanding. The proposed increase in the authorized shares of common stock will not affect the par value of the common stock.  Approval of the increase would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. In the event that a stock split were effected, it would reduce the Company’s diluted earnings per share but would not affect voting rights of current stockholders, as each stockholder would continue to hold the same percentage interest in the Company. Under the Company’s Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company. This means that current stockholders do not have a prior right to purchase any new issue of the Company’s capital stock in order to maintain their proportionate ownership of common stock. In addition, if the Company issues additional shares of common stock or other securities convertible into common stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized common stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized shares of common stock is not being proposed in response to any known threat to acquire control of the Company.

If the proposal to increase the authorized common stock is approved by the stockholders, it will become effective upon filing of a Certificate of Amendment to the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which filing is expected to occur soon after the Annual Meeting. If the proposal is approved, Article Fourth of the Restated Certificate of Incorporation, as amended, of the Company will be amended to read in its entirety as follows:

“FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares of Common Stock of a par value of Ten Cents ($0.10) per share.”

The affirmative vote of a majority of the outstanding shares of stock entitled to vote at the meeting is required to approve the proposal. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

The Board recommends that you vote FOR  approval of the amendmend to the Restated Certificate of Incorporation to increase the authorized shares of common stock from 25,000,000 shares to 50,000,000 shares.

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PROPOSAL 4

APPROVE THE 2009 INCENTIVE STOCK PLAN

We are asking for your approval of the North American Galvanizing & Coatings, Inc. 2009 Incentive Stock Plan (the “2009 Plan”) and the related performance goals which are part of the 2009 Plan (the “Performance Goals”).  The 2009 Plan will replace the North American Galvanizing & Coatings, Inc. 2004 Incentive Stock Plan (“2004 Plan”) and the related North American Galvanizing & Coatings, Inc. Director Stock Unit Plan (the “2004 Stock Unit Plan”).

Based on the recommendation of our Compensation Committee, our Board has determined that it is in our best interests and the best interests of our stockholders to adopt the 2009 Plan to ensure that we can continue to make grants to our key employees and directors and continue to tie a percentage of our directors’ compensation to the value of our stock.  Stockholder approval is being sought in accordance with NASDAQ rules and Section 162(m) and Section 422 of the Internal Revenue Code (the “Code”).  If approved by our stockholders, the 2009 Plan will be effective as of the date of such approval.

The following discussion summarizes the material terms of the 2009 Plan.  This discussion does not purport to be complete and is qualified in its entirety by reference to the 2009 Plan, a copy of which is attached hereto as Appendix A.

Purpose

The primary purpose of the 2009 Plan is (1) to attract and retain key employees and outside directors, (2) to provide an incentive to these individuals to work to increase the value of our common stock, (3) to provide these individuals with a stake in our future which corresponds to the stake of each of our stockholders, and (4) to tie a percentage of each director’s compensation to the long-term value of our stock.

Administration

The 2009 Plan is administered by a committee of the Company’s Board of Directors (the “Committee”), which Committee shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a “non-employee director” under Rule 16b-3 to Section 16(b) of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code.  Each grant under the 2009 Plan will be evidenced by a certificate that incorporates such terms and conditions as the Committee deems necessary or appropriate.

Coverage, Eligibility and Grant Limits

The 2009 Plan provides for the grant of stock options (“Options”) and stock appreciation rights (“SARs”) and for stock grants (“Stock Grants”) to key employees and to directors.  The 2009 Plan also provides for the grant of stock unit (“Stock Unit Grants”) to directors.  A key employee is any employee of the Company or any subsidiary, parent or affiliate of the Company who has been designated by the Committee to receive a grant under the 2009 Plan.  No key employee or outside director in any calendar year may be granted an Option to purchase more than 100,000 shares of common stock or an SAR with respect to more than 100,000 shares of common stock.  No Stock Grants that are intended to satisfy the requirements of Section 162(m) of the Code will be made to any key employee in any calendar year for more than 100,000 shares of stock.

Shares Available for Issuance

The maximum number of shares of our common stock which can be issued under the 2009 Plan will be 2,500,000, plus (1) the 142,035 shares of stock which would have remained available for issuance under the 2004 Plan on April 15, 2009 if shares had been issued on that date to satisfy in full all the outstanding grants under the 2004 Plan and the related 2004 Stock Unit Plan and (2) any shares of stock which would have become available for issuance under the 2004 Plan as a result of the forfeiture, expiration or cancellation of grants which were outstanding on such date under the 2004 Plan.  The number of shares of our common stock available for issuance under the 2009 Plan will be reduced on a one to one (1 to 1) basis for each share issued pursuant to the exercise of an Option and on a one to one (1 to 1) basis for any shares issued pursuant to a SAR, Stock Grant or Stock Unit Grant made under the 2009 Plan, and on a one to one (1 to 1) basis for each share with respect to which the appreciation in a SAR is based if a share is issued in connection with the exercise of such SAR.  Any shares forfeited after issuance of a Stock Grant or Stock Unit Grant made under the 2009 Plan shall be restored on a one  to one (1 to 1) basis.

Options

Under the 2009 Plan, either incentive stock options (“ISOs”), which are intended to qualify for special tax treatment under Section 422 of the Code, or non-incentive stock options (“Non-ISOs”) may be granted by the Committee to key employees or directors, but ISOs can only be granted to key employees of the Company or a subsidiary or parent of the Company. Each Option granted under the 2009 Plan entitles the optionee to purchase the number of shares of common stock specified in the grant at the option price specified in the related stock option
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certificate.  The terms and conditions of each Option granted under the 2009 Plan will be determined by the Committee, but no Option will be granted at an exercise price which is less than the fair market value of the common stock as determined on the grant date in accordance with the 2009 Plan.  In addition, if the Option is an ISO that is granted to a ten percent stockholder of the Company, the option price may be no less than 110% of the fair market value of the shares of common stock on the grant date.  No Option may be exercisable more than ten years from the grant date or, if the Option is an ISO granted to a ten percent stockholder of the Company, it may not be exercisable more than five years from the grant date.  Moreover, no key employee may be granted ISOs that are first exercisable in any calendar year for stock having an aggregate fair market value (determined as of the date that the ISO was granted) that exceeds $100,000.  Any such excess shall instead be automatically treated as a Non-ISO.

The Committee may condition an key employee’s or director’s right to exercise an Option on the satisfaction of a service requirement or performance requirement or the satisfaction of more than one such requirement or the satisfaction of any combination of such requirements or may grant an Option which is not subject to any such requirement, as determined by the Committee and set forth in the option certificate.  The option certificate may provide for the exercise of an option after a key employee’s or director’s status as such has terminated for any reason whatsoever, including death or disability.

Stock Appreciation Rights

SARs may be granted by the Committee to key employees and directors under the 2009 Plan, either as part of an Option or as stand alone SARs.  The terms and conditions for an SAR granted as part of an Option will be set forth in the Option certificate for the related Option while the terms and conditions for a stand alone SAR will be set forth in a SAR certificate.  SARs entitle the holder to receive the appreciation of the fair market value of one share of common stock as of the date such right is exercised over the baseline price specified in the Option or SAR certificate (the “SAR Value”), multiplied by the number of shares of common stock with respect to which the SAR is being exercised.  The SAR Value for an SAR must equal or exceed the fair market value of a share of common stock as determined on the grant date in accordance with the 2009 Plan.  If an SAR is granted together with an Option, then the exercise of the SAR shall cancel the right to exercise the related Option, and the exercise of a related Option shall cancel the right to exercise the SAR.  An SAR granted as a part of an Option shall be exercisable only while the related Option is exercisable.  The Committee in its discretion may require satisfaction of a service requirement or performance requirement or the satisfaction of more than one requirement or the satisfaction of any combination of such requirements or no requirements, as determined by the Committee, before an SAR may be exercised.  At the discretion of the Committee any payment due upon the exercise of an SAR can be made in cash or in the form of common stock, or in a combination of cash and common stock.

Stock Grants

Stock Grants are grants which are designed to result in the issuance of common stock to the key employee or director to whom the grants are made, and Stock Grants may be granted by the Committee subject to such terms and conditions, if any, as the Committee acting in its absolute discretion deems appropriate.  The Committee, in its discretion, may prescribe that a key employee’s or director’s rights in a Stock Grant will be nontransferable or forfeitable or both unless certain conditions are satisfied.  These conditions may include, for example, a requirement that the key employee continue employment or the director continue service with the Company for a specified period or that the Company or the key employee achieve stated performance goals or other objectives. If the only condition to the vesting of a Stock Grant is the satisfaction of a service requirement and one or more performance goals, the minimum service requirement for 100% vesting shall be at least one year and if the only condition to such vesting is satisfaction of a service requirement, the minimum service requirement for 100% vesting shall be at least 3 years, unless the Committee in either case determines that a longer or shorter period of service (or no period of service) better serves the Company’s interest.  Each Stock Grant shall be evidenced by a certificate, which will specify what rights, if any, a key employee or director has with respect to such Stock Grant as well as any conditions applicable to the Stock Grant.

Performance Goals for Section 162(m) of the Code

If the Committee determines it is in the Company’s best interests for Stock Grants to qualify as “performance-based compensation” under Section 162(m) of the Code, then the Committee will condition the vesting of such Stock Grants to key employees on the satisfaction of one or more of the following Performance Goals:  (1) the Company’s return over capital costs or increases in return over capital costs, (2) the Company’s total earnings or the growth in such earnings, (3) the Company’s consolidated earnings or the growth in such earnings, (4) the Company’s earnings per share or the growth in such earnings, (5) the Company’s net earnings or the growth in such earnings, (6) the Company’s earnings before interest expense, taxes, depreciation, amortization and other non-cash items or the growth in such earnings, (7) the Company’s earnings before interest and taxes or the growth in such earnings, (8) the Company’s consolidated net income or the growth in such income, (9) the value of the Company’s stock or the growth in such value, (10) the Company’s stock price or the growth in such price, (11) the Company’s return on assets or the growth in such return, (12) the Company’s cash flow or the growth in such cash flow, (13) the Company’s total stockholder return or the growth in such return, (14) the Company’s expenses or the reduction of such expenses, (15) the Company’s sales growth, (16) the Company’s overhead ratios or changes in such ratios, (17) the Company’s expense-to-sales ratios or the changes in such ratios, or (18) the Company’s economic value added or changes in such value added.

The Committee shall set each Performance Goal, and no Performance Goal shall be treated as satisfied until the Committee certifies (in a manner which meets the requirements of Section 162(m)) that such Performance Goal has been satisfied.  A
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Performance Goal may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indices, and the Committee may set more than one Performance Goal.  No change may be made to a Performance Goal after the goal has been set.  However, the Committee may express any Performance Goal in terms of alternatives, or a range of alternatives, as the Committee deems appropriate under the circumstances, such as including or excluding (1) any acquisitions or dispositions, restructuring, discontinued operations, extraordinary items and other unusual or non-recurring charges, (2) any event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management or (3) the effects of tax or accounting changes.

Stock Unit Grant

The 2009 Plan incorporates provisions for Stock Unit Grants to directors which correspond in large part to the provisions of the 2004 Stock Unit Grant Plan.  Stock Unit Grants will be made to directors who are not our employees (who we will refer to as “outside directors”) as well as to directors who are our employees (who we will refer to as “inside directors”).  A director’s interest in any Stock Unit Grant made to the director shall be nonforfeitable when the grant is made.

Stock Unit Grants to Outside Directors

Each outside director shall be required to defer at least 50% of his or her director fees each calendar year  and each outside director will be given the opportunity to defer 75% or 100% of his or her director fees for each calendar year.  The dollar amounts of director fees which are deferred under the 2009 Plan for outside directors will be converted into Stock Unit Grants at the average of the fair market value for a share of our common stock for the 10 trading days before the date the director fees for outside directors otherwise would have been payable in cash.

Matching Units for Outside Directors

To encourage deferral of fees by outside directors, matching Stock Unit Grants will be made to each outside director based on the percentage of his or her director fees such outside director defers. If an outside director only defers 50% of his or her director fees, such outside director will receive a match equal to 25% of his or her deferral in an additional Stock Unit Grant.  If an outside director elects to defer 75% of his or her director fees, such outside director will receive a match equal to 50% of his or her deferral in an additional Stock Unit Grant. If an outside director elects to defer 100% of his or her director fees, such outside director will receive a match equal to 75% of his or her deferral in an additional Stock Unit Grant.

Deferral Election Rules for Outside Directors

If an outside director wishes to defer 75% or 100% of his or her director fees in a calendar year, he or she must make a deferral election on the form provided by us. The election form must be received by us before the beginning of the calendar year for which it is made.  An outside director who is first elected during a calendar year and who wishes to defer 75% or 100% of his or her director fees must deliver an election to us within 30 days of the date when he or she is first elected an outside director. Once an election is received by us for a calendar year, it is irrevocable for such calendar year.

Stock Unit Grants to Inside Directors

For each inside director, we automatically shall defer from his or her base salary or other cash compensation a dollar amount equal to 50% of the director fees for outside directors.  Each inside director may defer an amount equal to 75% or 100% of the director fees for outside directors from his or her base salary or other cash compensation. Inside directors who wish to make such additional deferrals must follow the same deferral election procedures that apply to outside directors.  Deferrals for inside directors shall be matched at the same rate as deferrals for outside directors.  Thus, if an inside director only defers an amount equal to 50% of the outside director fees, such inside director will receive a match equal to 25% of his or her deferral in an additional Stock Unit Grant. If an inside director elects to defer an amount equal to 75% of the outside director fees, such inside director will receive a match equal to 50% of his or her deferral in an additional Stock Unit Grant.  If an inside director elects to defer an amount equal to 100% of his or her director fees, such inside director will receive a match equal to 75% of his or her deferral in an additional Stock Unit Grant.

The deferrals for each inside director shall coincide with deferrals for outside directors and shall be converted into a Stock Unit Grant at the same time and in accordance with the same procedures followed for outside directors.

Deferral Period

All deferrals made in any calendar year automatically will be deferred for five calendar years following the calendar year for which the deferral is made. If a director makes an election at least one full year before the end of such a five-year deferral period, his or her deferrals under the 2009 Plan shall be deferred for an additional five years. An election to defer payment for an additional five years shall be irrevocable.  However, all deferrals under the 2009 Plan will be paid as of the date a director has separated from service, by death or otherwise, as that term is defined for purposes of Section 409A of the Code.  If the director is also a specified employee (within the meaning of Section 409A of the Code), the distribution on account of a director’s separation
19

from service will be made six months and one day after he or she separates from service, unless the separation from service occurs as a result of the director’s death, in which event the distribution will be made as soon as is practical after his or her death.

Finally, if a director can demonstrate to a majority of our board of directors (excluding the director seeking payment of his or her deferrals) that he or she has an extreme financial hardship as a result of an unforeseeable emergency (within the meaning of Section 409A of the Code) and that access to his or her deferrals under the 2009 Plan is more appropriate under the circumstances than using any of his or her other assets to meet the emergency, then the Board of Directors may authorize payment of all or a portion of such director’s deferrals to meet the emergency.  The amounts distributed under the 2009 Plan may not exceed the amount necessary to meet the emergency plus the amount necessary to pay taxes reasonably anticipated to result form the distribution and in any event, may not exceed the amount allowable under Section 409A of the Code.

In no event can the timing of any payment to directors be accelerated and delayed unless the Committee (as it determines in its absolute discretion) consents to such acceleration or delay and determines that such acceleration or delay is permissible under Section 409A of the Code.

Payment of Deferrals

When deferrals become payable under the 2009 Plan, payment shall be made, subject to applicable withholdings, in whole shares of common stock (and cash in lieu of a fractional share) based on the fair market value of a share of common stock for the 10 trading days before the date as of which payment is made.  We shall make a payment as soon as practicable after the payment becomes payable unless making a payment at such time could result in a violation of securities or other laws or result in an additional tax under Section 409A of the Code. Any payment in shares of common stock will be made subject to the limits in the 2009 Plan.

Transferability

The 2009 Plan provides that no Option, Stock Grant, Stock Unit Grant or SAR will be transferable by an key employee or a director other than by will or by the laws of descent and distribution, and any Option or SAR (absent the Committee’s express, written consent) is exercisable during the lifetime of an key employee or director only by that person.

Change in Control

If there is a change in control of the Company (as defined in the Plan), then all conditions to the exercise of all outstanding Options and SARs and all issuance or forfeiture conditions on all outstanding Stock Grants will be deemed satisfied as of the date of such change in control, and the Board of Directors shall have the right, to the extent required as a part of the change in control transaction, to cancel all outstanding Options, SARs, or Stock Grants after giving key employees and directors a reasonable period of time to exercise their outstanding Options and SARs or to take such other action as is necessary to receive common stock subject to Stock Grants before the date of such change in control.  However, if any issuance or forfeiture condition relates to satisfying any Performance Goal and there is a target for such goal, the issuance or forfeiture condition shall be deemed satisfied only to the extent of such target unless the target has been exceeded before the date of such change in control.  To the extent the target has been exceeded before the date of such change in control, the issuance or forfeiture condition shall be deemed satisfied to the extent the target has been exceeded.

A change in control is defined in the Plan and includes the acquisition by any person, other than certain acquisitions specified in the 2009 Plan, of 30% or more of the voting power of outstanding shares of common stock; the current members of the Board of Directors, or their approved successors, ceasing to be a majority of the Board of Directors during any period of two years or less; the approval by stockholders of a complete liquidation or dissolution of the Company; or consummation of any sale or the disposition of 50% or more of the assets of the Company or of a consolidation, merger, reorganization or share exchange, except for certain transactions described in the 2009 Plan.

Amending or Terminating the 2009 Plan

The 2009 Plan may be amended by the Board of Directors to the extent it deems necessary or appropriate, but no amendment may be made absent the approval of the stockholders to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of stock are listed and no amendment may be made to the section of the 2009 Plan governing a change in control after the date of a change in control which might adversely affect any rights that would otherwise vest on a change in control.  The Board of Directors may suspend the granting of Options or SARs or making Stock Grants or Stock Unit Grants but the Board of Directors may not, in connection with any such termination or suspension, unilaterally modify, amend or cancel any Option or  SAR granted or Stock Grant or Stock Unit Grant without the consent of the holder of such Option, SAR, Stock Grant or Stock Unit Grant or unless there is a dissolution or liquidation of the Company or a change in control.  Additionally, the Board of Directors may terminate the 2009 Plan at any time.
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Adjustment of Shares

The grant limits, the number, kind or class of shares of stock subject to outstanding Options and SARs granted and the option price of such Options and the SAR value of the SARs as well as the number, kind or class of shares of our common stock subject to outstanding Stock Grants or Stock Unit Grants will be adjusted by the Committee in a reasonable and an equitable manner to reflect any equity restructuring or change in capitalization of the Company, (such as, but not limited to, spin offs, stock dividends, large non-recurring cash or stock dividends, rights offerings or stock splits), or any other transaction under Section 424 of the Code that does not constitute a change in control of the Company to preserve immediately after such transaction the aggregate value of each outstanding Option, SAR, Stock Grant and Stock Unit Grant immediately before such restructuring, recapitalization or other transaction.  If any adjustment is made with respect to outstanding Options, SARs, Stock Grant or Stock Unit Grant, the Committee will adjust the number, kind or class of shares of our common stock reserved for issuance under the 2009 Plan as set forth in the 2009 Plan document as the Committee deems appropriate.

The Committee as part of any transaction described in Section 424(a) of the Code which is not a change in control of the Company shall have the right to make Stock Grants, or Option or SAR grants (without regard to the 2009 Plan’s grant limitations) to effect the assumption of, or the substitution for, stock grants, option and stock appreciation right grants previously made by any other corporation to the extent that such transaction calls for the substitution or assumption of such grants.  Further, if the Committee makes such grants as part of any such transaction, the Committee shall have the right to increase the number of shares available for issuance under the 2009 Plan without seeking stockholder approval (unless such approval is required under applicable law or the applicable stock exchange rules).

Estimate of Benefits to Executive Officers and Directors

Any grants that will be made to the executive officers and directors pursuant to the 2009 Plan are within the discretion of the Committee except for Stock Unit Grants, and up to 50% of the possible Stock Unit Grants to each director are subject to an election made by the director.  Thus the total grants which will be made under the 2009 Plan are not determinable.

Federal Income Tax Consequences

The following discussion outlines generally the federal income tax consequences relating to stock options and other grants which can be made under the 2009 Plan to individuals who are both citizens and residents of the United States.  Individual circumstances may change these results.  This brief discussion is only a general summary based on current federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations of the laws and regulations.  The federal income tax laws and regulations are frequently amended, and such amendments may or may not affect transactions that already have occurred.

Key employees and directors should look to their own tax counsel for advice regarding federal income tax treatment of stock options and other grants made under the 2009 Plan, as well as foreign, state, local and other tax consequences that are not addressed here.

Incentive Stock Options

In general, a key employee will not be taxed upon the grant or the exercise of an ISO.  For purposes of the alternative minimum tax, however, the key employee will be required to treat an amount equal to the difference between the fair market value of our common stock on the date of exercise over the exercise price as an item of adjustment in computing the key employee’s alternative minimum taxable income.  If the key employee does not dispose of our stock received pursuant to the exercise of the ISO within either (1) two years after the date of the grant of the ISO or (2) one year after the date of exercise of the ISO (collectively, the “ISO Holding Period”), a disposition of our stock generally will result in long-term capital gain or loss to the individual with respect to the difference between the selling price and the exercise price.  We will not be entitled to any federal income tax deduction as a result of such disposition.  In addition, we normally will not be entitled to a federal income tax deduction at either the grant or the exercise of an ISO.

If the key employee disposes of our stock acquired upon exercise of the ISO before the end of the ISO Holding Period, then in the year of disposition, the individual generally will recognize ordinary income, and we will be entitled to a federal income tax deduction (provided we satisfy applicable federal income tax reporting requirements).  The amount of income and deduction will be an amount equal to the lesser of (1) the excess of the fair market value of our common stock on the date of exercise over the exercise price or (2) the amount realized upon disposition over the exercise price.  Any gain in excess of the amount recognized by the key employee as ordinary income will be taxed to the individual as short-term or long-term capital gain (depending on the applicable holding period).

Non-Incentive Stock Options

A key employee or a director will not recognize any taxable income upon the grant of a Non-ISO, and we will not be entitled to a federal income tax deduction at the time of grant.  Upon the exercise of a Non-ISO, the key employee or director
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generally will recognize ordinary income in an amount equal to the excess of the fair market value of our stock on the date the shares are transferred pursuant to the exercise over the exercise price.

Special rules apply, however, if the key employee or director exercises the Non-ISO within six months of the date of grant.  If the sale of the shares within that six-month period could subject the key employee or director to suit under Section 16(b) of the Exchange Act, the key employee or director will not recognize income on the date the shares are transferred to him or her, but will recognize income at a later date.  In this case, income will be based on the difference between the exercise price and the fair market value of the shares on the date that is the earlier of (1) six months after the date of the grant or (2) the first date that the shares can be sold by the key employee or director without liability under Section 16(b).  However, if the key employee or director timely elects under Section 83(b) of the Code, fair market value of the shares will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section 16(b).

We will be entitled to a federal income tax deduction (provided we satisfy applicable federal income tax reporting requirements) in an amount equal to the ordinary income recognized by the key employee or director in the year that the income is recognized by the individual.  Upon a later sale of our stock by the key employee or  director, he or she will recognize short-term or long-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on the sale and the fair market value of the shares when ordinary income was recognized.

Stock Appreciation Rights

A key employee or director will recognize ordinary income for federal income tax purposes upon the exercise of an SAR under the 2009 Plan for cash, our common stock or a combination of each.  The amount of income that the key employee or director will recognize will equal the amount of cash, if any, and the fair market value of our common stock, if any, that he or she receives as a result of the exercise.  We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income, if we satisfy applicable federal income tax reporting requirements.

Stock Grants

A key employee or director is not subject to any federal income tax upon when a Stock Grant is made, nor does making a Stock Grant result in a federal income tax deduction for our Company, unless the restrictions on the stock do not present a substantial risk of forfeiture.  In the year that the Stock Grant is no longer subject to a substantial risk of forfeiture, the key employee or director generally will recognize ordinary income in an amount equal to the fair market value of the shares of our stock transferred to the key employee or director, determined on the date the Stock Grant is no longer subject to a substantial risk of forfeiture.

A key employee or director may elect under Section 83(b) of the Code to recognize the fair market value of our stock as ordinary income at a Stock Grant is made.  If the employee or director so elects, (1) the key employee or director will not otherwise be taxed in the year that the Stock Grant is no longer subject to a substantial risk of forfeiture and (2) if the Stock Grant is subsequently forfeited, the key employee or director will be allowed no deduction for the forfeiture.  Cash dividends paid to an key employee or director on shares stock subject to a Stock Grant before the date the Stock Grant is no longer subject to a substantial risk of forfeiture or is forfeited are treated as ordinary income (or dividend income, if a Section 83(b) election was made) in the year received.

We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the key employee or director when such ordinary income is recognized, provided we satisfy applicable federal income tax reporting requirements.  Depending on the period shares of stock are held after receipt by the key employee or director, the sale or other taxable disposition of the shares will result in short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of the shares generally when ordinary income was recognized.

Stock Unit Grants

A director is not subject to any federal income tax upon the deferral of director fees or when a Stock Unit Grant is made, nor does the deferral of director fees or grant of a Stock Unit Grant result in an income tax deduction for us.  In the year that the Stock Unit Grant is payable in shares of our common stock (as cash in lieu of a fractional share), the director will recognize ordinary income in an amount equal to the amount of the payment (in shares of our common stock and in cash) made under the Stock Unit Grant, and the Company will receive a deduction in an amount equal to the amount of such payment.

Section 409A Tax Consequences

If the option price for an Option or the SAR Value for an SAR equals or exceeds the fair market value of a share of stock as determined on the grant date, there should be no adverse tax consequences to an individual under Section 409A of the Code, and payments with respect to Stock Unit Grants have been structured to comply with the payment requirements under Section 409A.

The Board of Directors recommends that you vote FOR the approval of the 2009 Plan and the related Performance Goals.
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EQUITY COMPENSATION PLAN INFORMATION

This table provides certain information as of December 31, 2008 with respect to our equity compensation plans:

	(a)	(b)	(c)
Plan Category	Number of securities to be	Weighted-average exercise	Number of securities
	issued upon exercise of	price of outstanding options,	remaining available for
	outstanding options		future issuance under
			equity compensation
			plans (excluding
			securities reflected in
			column (a))

Equity compensation Plans approved by security holders	1,037,916	$1.95	296,907 (1)

Equity compensation Plans not approved by security holders	0	N/A	0

Total	1,037,916	1.95	296,907

(1) This amount represents the number of shares available (296,907) for issuance pursuant to stock options, stock units and grants that could be granted in the future under the North American Galvanizing & Coatings, Inc. 2004 Incentive Stock Plan.
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RELATED PARTY TRANSACTIONS

Morrow & Co., LLC. Mr. Joseph J. Morrow, a director of the Company and a nominee for reelection, is the Chief Executive Officer, a director and approximately a 30% shareholder of Morrow & Co., LLC, which provides proxy solicitation and other stockholder related services to us as described in the section titled “Other Matters” in this Proxy Statement.  During the year ended December 31, 2008, the Company paid Morrow & Co., LLC $7,500, in connection with the Company’s 2008 Annual Meeting of Stockholders, consisting of a fee for solicitation of proxies.  In addition, an affiliate of Morrow & Co., LLC, Audit Committee on Call, provides a confidential hotline service to be used for reporting violations of the Business Code of Conduct and Ethics policy.  The Company was billed $600 during 2008 for this service.

Our Code of Business Conduct and Ethics, which constitutes our related party transaction policy, requires that all related party transactions be disclosed in writing to the Board.  The Board must approve such transactions, and the terms of such transactions must be the same as the Company would obtain from an unaffiliated third party.  The Board is aware of and has approved the Company’s transactions with affiliates of Mr. Morrow as described above in accordance with the terms of our policy

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our executive officers and directors to file reports of changes in ownership of the Common Stock with the SEC.  Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms so filed.  Based solely on a review of the copies of such reports furnished to us, we believe that all persons subject to these reporting requirements filed the required reports on a timely basis during fiscal year 2008.

STOCKHOLDER PROPOSALS

If any stockholder wishes to submit a proposal, including nominations for the Board, for inclusion in the proxy statement for our next annual meeting in 2010, in accordance with Rule 14a-8 promulgated under the Exchange Act, such proposal must be received at our principal executive office by January 4, 2010.  Such proposal also will need to comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored material.  Such proposal should be directed to North American Galvanizing & Coatings, Inc., Attention: Corporate Secretary, 5314 South Yale Avenue, Suite 1000, Tulsa, Oklahoma 74135.

For business to be properly brought before an annual meeting (including nominations for the Board), but not included in the proxy statement, a stockholder must follow certain procedures set forth in the Bylaws.  Generally, a stockholder must give timely notice to our Corporate Secretary. To be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which notice of such meeting is first given to stockholders.  Stockholder proposals to be brought before our 2010 annual meeting and not to be included in the proxy statement for our 2010 annual meeting must be received at our principal executive offices no later than February 27, 2010, assuming our 2010 meeting is not held prior to April 28, 2010 or after June 27, 2010. The Bylaws specify the information which must accompany such stockholder notice.  Details of the relevant section of the Bylaws may be obtained by any stockholder from our Corporate Secretary.

OTHER MATTERS

All expenses in connection with solicitation of proxies will be borne by us.  In addition to solicitation by mail, proxies may be solicited personally by telephone, telecopy or telegraph by our officers and employees, who will receive no compensation for their services.  We have also retained Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, to assist in such solicitation.  We expect to pay Morrow & Co., LLC a fee of $7,500 for its services and will reimburse Morrow for certain out-of-pocket expenses.  Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.

The Board is not aware of any other matter, other than those described above, that may be presented for action at the Annual Meeting. If any other matter or proposal should be presented and should properly come before the Annual Meeting for action, the persons named in the accompanying proxy will vote upon such matter and upon such proposal in accordance with their best judgment.  The enclosed proxy confers discretionary authority to take action with respect to any additional matters which may come before the Annual Meeting.
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APPENDIX  A – 2009 INCENTIVE STOCK PLAN

NORTH AMERICAN GALVANIZING & COATINGS, INC.
2009 INCENTIVE STOCK PLAN

§ 3. SHARES AND GRANT LIMITS
3.1	Shares Reserved	9
3.2	Source of Shares	9
3.3	Reduction and Restoration of Shares Reserved	9
3.4	Use of Proceeds	11
3.5	Grant Limits	11
3.6	Preexisting Plan	11

§ 4. EFFECTIVE DATE		12

§ 5. COMMITTEE		12

§ 6. ELIGIBILITY		12

§ 7. OPTIONS		13
7.1	Committee Action	13
7.2	Option Certificate	13
7.3	$100,000 Limit	13
7.4	Option Price	14
7.5	Payment	14
7.6	Exercise	15

§ 8 STOCK APPRECIATION RIGHTS		16
8.1	Committee Action	16
8.2	Terms and Conditions	17
8.3	Exercise	18

§ 9. STOCK GRANTS		18
9.1	Committee Action	18
9.2	Conditions	19
9.3	Dividends, Voting Rights and Creditor Status	20
9.4	Satisfaction of Forfeiture Conditions	21
9.5	Performance Goals for Income Tax Deduction	22

§ 10. STOCK UNIT GRANTS		23
10.1	Outside Directors	23
10.2	Inside Directors	23
10.3	Matching Units and Deferral Elections	24
10.4	Deferral Periods	26
10.5	Payment	27
10.6	Non-Forfeitable Account and Account Adjustments	27
10.7	General Assets	28
10.8	Rabbi Trust.	28

§ 11. NON-TRANSFERABILITY		28

§ 12. SECURITIES REGISTRATION		29

§ 13. LIFE OF PLAN		30

§ 14. ADJUSTMENT		30
14.1	Capital Structure	30
14.2	Shares Reserved	31
14.3	Transactions Described in § 424 of the Code	32
14.4	Fractional Shares	33

§ 15. CHANGE IN CONTROL		33

§ 16. AMENDMENT OR TERMINATION		34

§ 17. MISCELLANEOUS		35
17.1	Shareholder Rights	35
17.2	No Contract of Employment	35
17.3	Tax Withholding	35
17.4	Construction	36
17.5	Other Conditions	36
17.6	Rule 16b-3	36
17.7	Coordination with Employment Agreements and Other Agreements	37

§ 1.

BACKGROUND AND PURPOSE

The purpose of this Plan is to promote the interest of the Company by authorizing the Committee to grant Options and Stock Appreciation Rights and to make Stock Grants and Stock Unit Grants to the individuals who are eligible for such grants under § 6 of this Plan.

§ 2.

DEFINITIONS

2.1           Account - means the bookkeeping account maintained by the Committee to show for each Director as of any date all Stock Unit Grant credits made for such Director under this Plan, the adjustments to such credits and any distributions related to such Account.

2.2           Affiliate -- means any organization (other than a Subsidiary) that would be treated as under common control with the Company under § 414(c) of the Code if “50 percent” were substituted for “80 percent” in the income tax regulations under § 414(c) of the Code.

2.3           Automatic Deferral Period - means the period described in § 10.4(b).

2.4           Beneficiary - means for each Director the person designated as such by the Director on the form provided for this purpose or, if no such person is so designated or if no such person survives the Director, the Director’s estate.

2.5           Board -- means the Board of Directors of the Company.

2.6           Certificate -- means, as applicable, an Option Certificate, a Stock Appreciation Right Certificate or a Stock Grant Certificate.

2.7           Change Effective Date -- means either the date which includes the “closing” of the transaction which makes a Change in Control effective if the Change in Control is made effective through a transaction which has a “closing” or the date a Change in Control is reported in accordance with applicable law as effective to the Securities and Exchange Commission if the Change in Control is made effective other than through a transaction which has a “closing”.

2.8           Change in Control -- means any one of the following events or transactions

(a)
any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) after the date this Plan becomes effective under § 4 becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities representing 30% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor to the Company; provided, however, the following transactions shall not constitute a Change of Control under this §2.8(a):  (A) any acquisition of such securities by the Company, (B) any acquisition of such securities by any employee benefit plan (or a related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C)

(c)
the shareholders of the Company after the date this Plan becomes effective under § 4 approve any dissolution or liquidation of the Company or any sale or the disposition of 50% or more of the assets or business of the Company; or

(d)
shareholders of the Company after the date this Plan becomes effective under § 4 approve any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the common stock of the Company immediately before the consummation of such transaction beneficially own more than 60% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in § 2.8(d)(A) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of the Company common stock immediately before the consummation of such transaction, provided (C) the percentage described in § 2.8(d)(A) of the beneficially owned shares of the successor or survivor corporation and the number described in § 2.8(d)(B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of the Company by the persons described in § 2.8(d)(A) immediately before the consummation of such transaction.

2.9           Code -- means the Internal Revenue Code of 1986, as amended.

2.10         Committee -- means a committee of the Board which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a “non-employee director” under Rule 16b-3 and an “outside director” under § 162(m) of the Code.

2.11         Company -- means North American Galvanizing & Coatings, Inc. and any successor to North American Galvanizing & Coatings, Inc.

2.12         Deferral Period - means the period described in § 10.4(b) and the period described in § 10.4(c).

2.13         Director -- means any member of the Board who is not an employee of the Company or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of the Company.

2.14         Elective Deferral Period -- means the period described in § 10.4(c).

2.15         Fair Market Value -- means either (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (b) such closing price as so reported in accordance with § 2.15(a) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (c) the current fair market value of a share of Stock that the Committee acting in good faith determines through the reasonable application of a reasonable valuation method which takes into consideration in applying its methodology all available information material to the value of the Company, considering factors including (as applicable) (1) the value of the Company’s tangible and intangible assets, (2) the present value of the Company’s anticipated future cash-flows, (3) the market value of equity interests in similar companies engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be readily determined through nondiscretionary, objective means (such as through trading prices on an established securities market or an amount paid in an arms-length private transaction), (4) recent arm’s length transactions involving the sale or transfer of shares of Stock, and (5) other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation method is used for other purposes that have a material economic effect on the Company, the holders of Stock or the Company’s creditors.

2.16         ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of § 422 of the Code.

2.17         Inside Director -- means a member of the Board who is an employee of the Company.

2.18         Key Employee -- means an employee of the Company or any Subsidiary or Parent or Affiliate to whom the Committee decides for reasons sufficient to the Committee to make a grant under this Plan.

2.19         1933 Act -- means the Securities Act of 1933, as amended.

2.20         1934 Act -- means the Securities Exchange Act of 1934, as amended.

2.21         Non-ISO -- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of § 422 of the Code.

2.22         Option -- means an ISO or a Non-ISO which is granted under § 7.

2.23         Option Certificate -- means the certificate (whether in electronic or written form) which sets forth the terms and conditions of an Option granted under this Plan.

2.24         Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

2.25         Outside Director -- means a member of the Board who is not an employee of the Company.

2.26         Parent -- means any corporation which is a parent corporation (within the meaning of § 424(e) of the Code) of the Company.

2.27         Plan -- means this North American Galvanizing & Coatings, Inc. 2009 Incentive Stock Plan as effective as of the date approved by the shareholders of the Company and as amended from time to time thereafter.

2.28         Preexisting Plan -- means the North American Galvanizing & Coatings, Inc. 2004 Incentive Stock Plan, as such plan has been amended from time to time up to the date this Plan is effective.

2.29         Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

2.30         SAR Value -- means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under § 8.

2.31         Stock -- means the $0.10 par value common stock of the Company.

2.32         Stock Appreciation Right -- means a right which is granted under § 8 to receive the appreciation in a share of Stock.

2.33         Stock Appreciation Right Certificate -- means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Appreciation Right which is not granted as part of an Option.

2.34         Stock Grant -- means a grant under § 9 which is designed to result in the issuance of the number of shares of Stock described in such grant.

2.35         Stock Grant Certificate -- means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Grant.

2.36         Stock Unit Grant -- means a grant under § 10 which shall be designed to result in the issuance of whole shares of Stock and cash in lieu of any fractional share (based on the average Fair Market Value of a share of Stock over the 10 trading days immediately before the date of the issuance of such Stock).

2.37         Subsidiary -- means a corporation which is a subsidiary corporation (within the meaning of § 424(f) of the Code) of the Company.

2.38         Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of § 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or Parent.

§ 3.

SHARES AND GRANT LIMITS

3.1           Shares Reserved.  There shall (subject to § 13) be reserved for issuance under this Plan (a) 2,500,000 shares of Stock plus (b) the 142,035 shares of Stock which would remain available for issuance under the Preexisting Plan if shares were issued on April 15, 2009 the effective date of this Plan sufficient to satisfy grants then outstanding under such plan and the North American Galvanizing & Coatings, Inc. Director Stock Unit Program plus (c) the number of shares of Stock subject to grants under the Preexisting Plan which are outstanding on the effective date of this Plan and which are forfeited or expire on or after such effective date in accordance with the terms of such grants or are cancelled; provided, however, (d) no more than the number of shares of Stock described in § 3.1(a) and § 3.1(b) shall be issued in connection with the exercise of ISOs and (e) nothing in this Plan shall affect any grants under the Preexisting Plan which are outstanding on the effective date of this Plan until such time, if any, that any shares of Stock subject to such grants are forfeited or grants respecting any shares of Stock expire on or after such effective date in accordance with the terms of such grants or such grants are cancelled.

3.2           Source of Shares.  The shares of Stock described in § 3.1 shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company.

3.3           Reduction and Restoration of Shares Reserved.  All shares of Stock reserved for issuance under § 3.1 shall remain available for issuance under this Plan until issued pursuant to the exercise of an Option or a Stock Appreciation Right or issued pursuant to a Stock Grant or Stock Unit Grant; provided,

(c)
any shares of Stock which are tendered to the Company to pay the Option Price of an Option or which are tendered to the Company in satisfaction of any condition to a Stock Grant shall not be added to the shares of Stock reserved for issuance under § 3.1, and

(d)
the number of shares of Stock reserved for issuance under § 3.1 shall be reduced on a one to one (1 to 1) basis for each share of Stock with respect to which the appreciation in a Stock Appreciation Right is based if a share of Stock is issued in connection with the exercise of such Stock Appreciation Right.

3.4           Use of Proceeds.  The proceeds which the Company receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of the Company.

3.5           Grant Limits.  No Key Employee or Director in any calendar year shall be granted an Option to purchase (subject to § 14) more than 100,000 shares of Stock or a Stock Appreciation Right based on the appreciation with respect to (subject to § 13) more than 100,000 shares of Stock, and no Stock Grant which is intended to satisfy the requirements of § 162(m) of the Code shall be made to any Key Employee in any calendar year for more than 100,000 shares of Stock; provided, however, the Committee shall have the discretion to exceed any such limits if deemed necessary or appropriate in connection with hiring any individual who would when hired be a Key Employee.

3.6           Preexisting Plan.  No grants shall be made under the Preexisting Plan on or after the date this Plan becomes effective.

§ 4.

EFFECTIVE DATE

The effective date of this Plan shall be the date the shareholders of the Company (acting at a duly called meeting of such shareholders) approve the adoption of this Plan.

§ 5.

COMMITTEE

This Plan shall be administered by the Committee.  The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to § 15 and § 16 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key Employee or Director and on each other person directly or indirectly affected by such action.  Furthermore, the Committee as a condition to making any grant under this Plan to any Key Employee or Director shall have the right to require him or her to execute an agreement which makes the Key Employee or Director subject to non-competition provisions and other restrictive covenants which run in favor of the Company.

§ 6.

ELIGIBILITY

Only Key Employees who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan.  All Key Employees and all Directors shall be eligible for the grant of Non-ISOs and Stock Appreciation Rights and for Stock Grants under this Plan.  Only Directors shall be eligible for Stock Unit Grants under § 10 of this Plan.

§ 7.

OPTIONS

7.1           Committee Action.  The Committee acting in its absolute discretion shall have the right to grant Options to Key Employees and to Directors under this Plan from time to time to purchase shares of Stock, and Options may be granted for any reason the Committee deems appropriate, including as a substitute for compensation otherwise payable in cash.

7.2           Option Certificate.  Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, (a) if the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO and (b) no Option Certificate shall provide for the automatic grant of any new Option upon the exercise of an Option subject to such Option Certificate.

7.3           $100,000 Limit.  No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000.  Any such excess shall instead automatically be treated as a Non-ISO.  The Committee shall interpret and administer the ISO limitation set forth in this § 7.3 in accordance with § 422(d) of the Code, and the Committee shall treat this § 7.3 as in effect only for those periods for which § 422(d) of the Code is in effect.

7.4           Option Price.  The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted.  The Committee shall not (except in accordance with § 14 and § 15) take any action absent the approval of the Company’s shareholders (whether through an amendment, a cancellation, making replacement grants or exchanges or any other means) to directly or indirectly reduce the Option Price of any outstanding Option or to make a tender offer for any Option if the Option Price for such Option on the effective date of such tender offer exceeds the then Fair Market Value of a share of Stock subject to such Option.

7.5           Payment.  The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Committee, an Option Certificate can provide for the payment of the Option Price either in cash, by check, in Stock or through any cashless exercise procedure which is acceptable to the Committee, or in any combination of such forms of payment.  Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date action acceptable to the Committee is taken to tender to the Committee or its delegate.

7.6           Exercise.

(a)
Vesting.  The Committee may condition the right to exercise an Option on the satisfaction of a service requirement or a performance requirement or on the satisfaction of more than one such requirement or the satisfaction of any combination of such requirements or may grant an Option which is not subject to any such requirements, all as determined by the Committee in its discretion and as set forth in the related Option Certificate.

(b)
Exercise Period.  Each Option granted under this Plan shall be exercisable in whole or in part to the extent vested at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of

(1)	the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or
(2)
the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

(c)
Termination of Status as Key Employee or Director.  Subject to § 7.6(a), an Option Certificate may provide for the exercise of an Option after a Key Employee’s or a Director’s status as such has terminated for any reason whatsoever, including death or disability.

§ 8

STOCK APPRECIATION RIGHTS

8.1           Committee Action.  The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Key Employees and to Directors under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.  Stock Appreciation Rights may be granted for any reason the Committee deems appropriate, including as a substitute for compensation otherwise payable in cash.  The Committee shall not (except in accordance with § 14 and § 15) take any action absent the approval of the Company’s shareholders (whether through an amendment, a cancellation, making replacement grants or exchanges or any other means) to directly or indirectly reduce the SAR Value of any outstanding Stock Appreciation Right or to make a tender offer for any Stock Appreciation Right if the SAR Value for such Stock Appreciation Right on the effective date of such tender offer exceeds the then Fair Market Value of a share of Stock with respect to which the appreciation in such Stock Appreciation Right is based.

8.2           Terms and Conditions.

(a)
Stock Appreciation Right Certificate.  If a Stock Appreciation Right is granted independent of an Option, such Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Certificate, and such certificate shall set forth the number of shares of Stock on which the Key Employee’s or Director’s right to appreciation shall be based and the SAR Value of each share of Stock.  The SAR Value shall be no less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted.  The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

(b)
Option Certificate.  If a Stock Appreciation Right is granted together with an Option, such Stock Appreciation Right shall be evidenced by the related Option Certificate, the number of shares of Stock on which the Key Employee’s or Director’s right to appreciation is based shall be no more than the number of shares of Stock subject to the related

8.3           Exercise.  A Stock Appreciation Right shall be exercisable to the extent vested only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment, if any, due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates.  A Key Employee or Director upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised.  The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this § 8.3.

§ 9.

STOCK GRANTS

9.1           Committee Action.  The Committee acting in its absolute discretion shall have the right to make Stock Grants to Key Employees and to Directors, and Stock Grants may be made for any reason the Committee deems appropriate, including as a substitute for compensation otherwise payable in cash.  Each Stock Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant and the conditions under which the Key Employee’s or Director’s interest in any Stock which has been issued will become vested and non-forfeitable.

9.2           Conditions.

(a)
Conditions to Issuance of Stock.  The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition.  Stock subject to a Stock Grant shall be issued in the name of a Key Employee or Director only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by the Company pending the satisfaction of the vesting conditions, if any, under § 9.2(b) for the related Stock Grant.

(b)
Vesting Conditions.  The Committee acting in its absolute discretion may issue any Stock in the name of a Key Employee or Director under a Stock Grant subject to the satisfaction of one, or more than one, objective employment, performance or other vesting condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or a Director in particular, and the

9.3           Dividends, Voting Rights and Creditor Status.

(a)
Cash Dividends.  Except as otherwise set forth in a Stock Grant Certificate, if a dividend is paid in cash on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that a Key Employee’s or a Director’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Key Employee or Director.

(b)
Stock Dividends.  If a dividend is paid on a share of Stock in Stock after such Stock has been issued under a Stock Grant but before the first date that a Key Employee’s or a Director’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall hold such dividend Stock subject to the same conditions under § 9.2(b) as the related Stock Grant.

9.4           Satisfaction of Forfeiture Conditions.  A share of Stock shall cease to be subject to a Stock Grant at such time as a Key Employee’s or a Director’s interest in such Stock becomes vested and non-forfeitable under this Plan, and the certificate or other evidence of ownership representing such share shall be transferred to the Key Employee or Director as soon as practicable thereafter.

9.5           Performance Goals for Income Tax Deduction.

(a)
General.  The Committee shall (where the Committee under the circumstances deems in the Company’s best interest) either (1) make Stock Grants to Key Employees subject to at least one condition related to one, or more than one, performance goal based on the performance goals described in § 9.5(b) which seems likely to result in the Stock Grant qualifying as “performance-based compensation” under § 162(m) of the Code or (2) make Stock Grants to Key Employees under such other circumstances as the Committee deems likely to result in an income tax deduction for the Company with respect to such Stock Grant.

(b)
Performance Goals.  A performance goal is described in this § 9.5(b) if such goal relates to (1) the Company’s return over capital costs or increases in return over capital costs, (2) the Company’s total earnings or the growth in such earnings, (3) the Company’s consolidated earnings or the growth in such earnings, (4) the Company’s earnings per share or the growth in such earnings, (5) the Company’s net earnings or the growth in such earnings, (6) the Company’s earnings before interest expense, taxes, depreciation, amortization and other non-cash items or the growth in such earnings, acquisitions or dispositions, restructuring, discontinued operations, extraordinary items and other unusual or non-recurring charges, (2) any event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management or (3) the effects of tax or accounting changes.

§ 10.

STOCK UNIT GRANTS

10.1         Outside Directors.  Each Outside Director shall be required to defer at least 50% of his or her director fees each calendar year and shall have the right under § 10.3 to elect to defer 75% or 100% of such fees each calendar year.  The deferrals for each Outside Director will be deducted (if he or she elects less than a 100% deferral) on a pro-rata basis from his or her director fees when such fees are otherwise payable in cash, and the deferrals shall be converted into a Stock Unit Grant at the average of the Fair Market Value for a share of Stock for the 10 trading days before the date the director fees for Outside Directors otherwise would have been payable in cash.

10.2         Inside Directors.  The Company automatically shall defer for each Inside Director a dollar amount equal to 50% of the director fees for Outside Directors.  Inside Directors shall have the right to elect additional deferrals which will correspond to an Outside Director’s right to elect to defer 75% or 100% of such fees each calendar year.  Any automatic deferrals by Inside Directors shall be matched by the Committee at the same rate that applies to required deferrals by Outside Directors under § 10.3, and any additional deferrals by Inside Directors shall be matched by the Committee at the same rate that applies to additional deferrals by Outside Directors under § 10.3.  Inside Directors wishing to elect any additional deferral shall do so in accordance with the deferral election procedures described in § 10.3(d). The deferrals for each Inside Director shall be effected from their base salary or other cash compensation to coincide with the deferrals for Outside Directors, and the deferrals for Inside Directors shall be converted into a Stock Unit Grant at the same time and in accordance with the same procedure followed for Outside Directors.

10.3         Matching Units and Deferral Elections.

(a)	Fifty Percent. If an Outside Director does not elect to defer more than the required deferral under § 10.1, the Committee shall match 25% of his or her deferral in an additional Stock Unit Grant
(b)
Seventy Five Percent.  If an Outside Director elects in accordance with § 10.3(d) to defer 75% of his or her director fees, the Committee shall match 50% of his or her deferral in an additional Stock Unit Grant.

(c)
One Hundred Percent.  If an Outside Director elects in accordance with § 10.3(d) to defer 100% of his or her director fees, the Committee shall match 75% of his or her deferral in an additional Stock Unit Grant.

(d)	Deferral Election Rules for Outside Directors.
(1)
General Rule.  A deferral election under § 10.3(b) or § 10.3(c) shall be effective for fees for services performed in any calendar year only if the election is delivered to the Company before the beginning of the calendar year in which the services are performed, and an election shall be effective only if made on the form provided for this purpose.

(2)
Special Rules.  Each Outside Director may make an election under § 10.3(b) or § 10.3(c) with respect to director fees payable for services performed in the calendar year in which he or she is first elected an Outside Director if such election is delivered to the Company before the end of the 30 day period which starts on the date he or she is first elected an Outside Director.  An election under this § 10.3(d)(2) shall be effective for directors’ fees for services rendered starting with the first full month after such election is delivered to the Company.

(3)	Irrevocable. An election under this § 10.3(d) shall be irrevocable for the calendar year for which the election is made on the last date specified in this Plan for making the election.
(e)
Conversion to a Stock Unit Grant.  A Director’s match under this § 10.3 will be converted into a Stock Unit Grant at the same time and under the same procedure as his or her deferrals are converted into a Stock Unit Grant.

10.4.        Deferral Periods.

(a)
General.  All deferrals under this § 10 shall be paid in the calendar year immediately following, and within 30 days after the end of, an Automatic Deferral Period or, if a Director so elects in accordance with this § 10.4, the end of an additional Elective Deferral Period.

(b)
Automatic Deferral Period.  The Automatic Deferral Period for a Director for deferrals effected in any calendar year shall be the five calendar year period starting on the immediately following January 1.  There will be separate Automatic Deferral Period for deferrals effected in each calendar year.

(c)
Elective Deferral Period.  If a Director delivers an election on the form provided for this purpose to the Company at least one full year before the end of any Automatic Deferral Period, the payment of the deferrals subject to such Automatic Deferral Period shall be deferred for an additional five calendar years.  Any such election shall be irrevocable when delivered to the Company.  Any such payment shall be made in the calendar year immediately following, and within 30 days after the end of, any Elective Deferral Period.

(d)	Special Rules.
(1)
Termination.  All deferrals (whether subject to an Automatic Deferral Period or an Elective Deferral Period) shall be payable as of the date a Director has “separated from service”, by death or otherwise, as that term is defined for

(e)
Accelerated Payments.  The timing of any payment under this § 10 shall not be accelerated unless the Committee (1) in its absolute discretion consents to such acceleration and (2) determines (acting in good faith) such acceleration is permissible under § 409A of the Code.

(f)
Delayed Payments.  The timing of any payment under this § 10 shall not be delayed unless the Committee (1) in its absolute discretion consents to such acceleration and (2) determines (acting in good faith) such delay is permissible under § 409A of the Code.

10.5         Payment.  When any deferrals become payable at the end of a Deferral Period or become payable under § 10.4(d), payment shall be made (subject to applicable withholdings) in whole shares of Stock and cash in lieu of a fractional share (based on the average of the Fair Market Value for a share of Stock for the 10 trading days before the date as of which payment is made).  The Company shall make a payment as soon as practicable after a deferral becomes payable.   A payment due a Director shall be made to his or her Beneficiary if the Director dies before the payment is made.

10.6         Non-Forfeitable Account and Account Adjustments.  A Director’s interest in his or her Account shall be non-forfeitable.  The number of shares described in a Stock Unit Grant credited to a Director’s Account shall be adjusted at the same time and in the same manner as Stock Grants made under this Plan.

10.7         General Assets.  All cash distributions to, or on behalf of, a Director under this § 10 shall be made from the Company’s general assets, and any claim by a Director or by his or her Beneficiary against the Company for any cash distribution under this Plan shall be treated the same as a claim of any general and unsecured creditor of the Company.

10.8         Rabbi Trust.  The Company at the discretion of the Committee may establish a revocable “rabbi trust” which is a part of this Plan and transfer a number of shares of Stock to the trustee of such trust which matches the number of Stock Unit Grants made pursuant to this § 10 if a determination is made that such transfers will minimize or eliminate the adverse financial accounting consequences, if any, to the Company as a result of Stock Unit Grants made pursuant to this § 10.

§ 11.

NON-TRANSFERABILITY

No Option, Stock Grant, Stock Unit Grant  or Stock Appreciation Right shall (absent the Committee’s express, written consent) be transferable by a Key Employee or a Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee’s express, written consent) be exercisable during a Key Employee’s or Director’s lifetime only by the Key Employee or Director.  The person or persons to whom an Option or Stock Grant or Stock Unit Grant or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee’s express, written consent) thereafter shall be treated as the Key Employee or Director.

§ 12.

SECURITIES REGISTRATION

As a condition to the receipt of shares of Stock under this Plan, the Key Employee or Director shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect.  Furthermore, if so requested by the Company, the Key Employee or Director shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.  Certificates or other evidence of ownership representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant or issued pursuant to a Stock Unit Grant may at the discretion of the Company bear a legend to the effect  that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

§ 13.

LIFE OF PLAN

No Option or Stock Appreciation Right shall be granted or Stock Grant or Stock Unit Grant made under this Plan on or after the earlier of:

(1)
the tenth anniversary of the effective date of this Plan (as determined under § 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable, all Stock issued under any Stock Grants under this Plan have been forfeited or have become non-forfeitable, and payment has been made in full with respect to all Stock Unit Grants, or

(2)
the date on which all of the Stock reserved under § 3 has (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Stock Grants or the payments with respect to Stock Unit Grants) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

§ 14.

ADJUSTMENT

14.1         Capital Structure.  The grant limits described in § 3.5, the number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Options and Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Stock Grants or Stock Unit Grants made under this Plan shall be adjusted by the Committee in a reasonable and equitable manner to preserve immediately after

(a)
any equity restructuring or change in the capitalization of the Company, including, but not limited to, spin offs, stock dividends, large non-reoccurring cash or stock dividends, rights offerings or stock splits, or

(b)	any other transaction described in § 424(a) of the Code which does not constitute a Change in Control of the Company the aggregate intrinsic value of each such outstanding Option, Stock Appreciation Right, Stock Grant and Stock Unit Grant immediately before such restructuring or recapitalization or other transaction.

14.2         Shares Reserved.  If any adjustment is made with respect to any outstanding Option, Stock Appreciation Right, Stock Grant or Stock Unit Grant under § 14.1, then the Committee shall adjust the number, kind or class (or any combination thereof) of shares of Stock reserved under § 3.1.  The Committee shall have the discretion to limit such adjustment to account only for the number, kind and class of shares of Stock subject to each such Option, Stock Appreciation Right, Stock Grant and Stock Unit Grant as adjusted under § 14.1 or to further adjust such number, kind or class (or any combination thereof) of shares of Stock reserved under § 3.1 to account for any reduction in the total number of shares of Stock then reserved under § 3.1 which would result from the events described in § 14.1(a) and § 14.1(b) if no action was taken by the Committee under this § 14.2.  The Committee may make any adjustment provided for in this § 14.2 without seeking the approval of the Company’s shareholders for such adjustment unless the Committee acting on the advice of counsel determined that such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded.

14.3         Transactions Described in § 424 of the Code.  If there is a  corporate transaction described in § 424(a) of the Code which does not constitute a Change in Control of the Company, the Committee as part of any such transaction shall have right to make Stock Grants and Option and Stock Appreciation Right grants (without regard to any limitations set forth under § 3.5 of this Plan) to effect the assumption of, or the substitution for, outstanding stock grants and option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such outstanding stock grants and stock option and stock appreciation right grants.  Furthermore, if the Committee makes any such grants as part of any such transaction, the Committee shall have the right to increase the number of shares of Stock available for issuance under § 3.1 by the number of shares of Stock subject to such grants without seeking the approval of the Company’s shareholders for such adjustment unless such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded.

14.4         Fractional Shares.  If any adjustment under this § 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock under any Option, Stock Appreciation Right or Stock Grant, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options, Stock Appreciation Right grants and Stock Grants shall be the next lower number of shares of Stock, rounding all fractions downward.  An adjustment made under this § 14 by the Committee shall be conclusive and binding on all affected persons.

§ 15.

CHANGE IN CONTROL

If there is a Change in Control of the Company, then as of the Change Effective Date for such Change in Control any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date and any and all outstanding issuance and forfeiture conditions on any Stock Grants on such date automatically shall be deemed 100% satisfied as of such Change Effective Date, and the Board shall have the right (to the extent expressly required as part of such transaction) to cancel such Options, Stock Appreciation Rights and Stock Grants after providing each Key Employee and Director a reasonable period to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Stock Grants; provided, if any issuance or forfeiture condition described in this § 15 relates to satisfying any performance goal and there is a target for such goal, such issuance or forfeiture condition shall be deemed satisfied under this § 15 only to the extent of such target unless such target has been exceeded before the Change Effective Date, in which event such issuance or forfeiture condition shall be deemed satisfied to the extent such target had been so exceeded.

§ 16.

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (a) no amendment shall be made absent the approval of the shareholders of the Company to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are listed and (b) no amendment shall be made to § 15 on or after the date of any Change in Control which might adversely affect any rights which otherwise would vest on the related Change Effective Date.  The Board also may suspend granting Options or Stock Appreciation Rights or making Stock Grants or Stock Unit Grants under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right in connection with any such suspension or termination to unilaterally to modify, amend or cancel any Option or Stock Appreciation Right granted, or Stock Grant or Stock Unit Grant unless (1) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in § 15.

§ 17.

MISCELLANEOUS

17.1         Shareholder Rights.  No Key Employee or Director shall have any rights as a shareholder of the Company as a result of the grant of an Option or a Stock Appreciation Right or a Stock Unit Grant pending the actual delivery of the Stock subject to such Option or Stock Appreciation Right or Stock Unit Grant to such Key Employee or Director.  A Key Employee’s or a Director’s rights as a shareholder in the shares of Stock which remain subject to forfeiture under § 9.2(b) shall be set forth in the related Stock Grant Certificate.

17.2         No Contract of Employment.  The grant of an Option or a Stock Appreciation Right or a Stock Grant or Stock Unit Grant to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in this Plan or the related Option Certificate, Stock Appreciation Right Certificate, or Stock Grant Certificate.

17.3         Tax Withholding.  Each Option, Stock Appreciation Right, Stock Grant and Stock Unit Grant shall be made subject to the condition that the Key Employee or Director consents to whatever action the Committee directs to at least satisfy the statutory federal and state tax withholding requirements, if any, which the Company determines are applicable to the exercise of such Option or Stock Appreciation Right or to the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant issued in the name of the Key Employee or Director or any payment made pursuant to a Stock Unit Grant.  No withholding shall be effected under this Plan which exceeds the federal and state tax withholding requirements.

17.4         Construction.  All references to sections (§) are to sections (§) of this Plan unless otherwise indicated.  This Plan shall be construed under the laws of the State of Delaware.  Each term set forth in § 2 shall, unless otherwise stated, have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.  Finally, if there is any conflict between the terms of this Plan and the terms of any Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate, the terms of this Plan shall control.

17.5         Other Conditions.  Each Option Certificate, Stock Appreciation Right  Certificate or Stock Grant Certificate may require that a Key Employee or a Director (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by the Company.  The Company also may condition any payment under § 10 on a Director signing such an agreement or making such representations.

17.6         Rule 16b-3.  The Committee shall have the right to amend any Option, Stock Appreciation Right, Stock Grant or Stock Unit Grant to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

17.7         Coordination with Employment Agreements and Other Agreements.  If the Company enters into an employment agreement or other agreement with a Key Employee or Director which expressly provides for the acceleration in vesting of an outstanding Option, Stock Appreciation Right or Stock Grant or for the extension of the deadline to exercise any rights under an outstanding Option, Stock Appreciation Right or Stock Grant, any such acceleration or extension shall be deemed effected pursuant to, and in accordance with, the terms of such outstanding Option, Stock Appreciation Right or Stock Grant and this Plan even if such employment agreement or other agreement is first effective after the date the outstanding Option or Stock Appreciation Right was granted or the Stock Grant was made.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

NORTH AMERICAN GALVANIZING & COATINGS, INC. By: _____________________________________ Date: ____________________________________

Please mark your votes as indicated in this example	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND FOR PROPOSALS 2, 3 AND 4. IF NO CHOICE IS SELECTED, THE PROXY WILL VOTE YOUR SHARES IN ACCORDANCE WITH SUCH RECOMMENDATION.

1.	ELECTION OF DIRECTORS Nominees:

		FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
01 Linwood J. Bundy 02 Ronald J. Evans 03 Janice K. Henry 04 Gilbert L. Klemann, II	05 Patrick J. Lynch 06 Joseph J. Morrow 07 John H. Sununu	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

		FOR	AGAINST	ABSTAIN
2.	Ratifying the appointment of Deloitte & Touche LLP as independent registered public accountants for 2009.	☐	☐	☐

3.	Approving an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 25,000,000 shares to 50,000,000 shares.	☐	☐	☐

4.	Approving the 2009 Incentive Stock Plan.	☐	☐	☐

5.	In their discretion, the Proxies are authorized to vote upon such other matters as my properly come before the meeting.	☐	☐	☐

Please sign, date and return this proxy promptly, using the enclosed envelope.

If no box is marked above with respect to Proposals 2, 3 and 4, the undersigned will be deemed to have voted FOR the proposals.

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲   FOLD AND DETACH HERE   ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time
July 28, 2009.

NORTH AMERICAN GALVANIZING & COATINGS, INC.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders

The Proxy Statement and the 2008 Annual Report to Stockholders are available at:

http://bnymellon.mobular.net/bnymellon/nga

INTERNET http://www.proxyvoting.com/nga Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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NORTH AMERICAN GALVANIZING & COATINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

For the Annual Meeting of Stockholders on July 29, 2009

The undersigned, a stockholder of record of North American Galvanizing & Coatings, Inc. on June 12, 2009 (the “Record Date”), hereby appoints Linwood J. Bundy, Ronald J. Evans, and Beth B. Hood or any of them with full power of substitution, as proxies for the undersigned, to vote all shares of common stock, $.10 par value per share (the “Common Stock”), of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 29, 2009, and at any adjournments or postponements thereof, on the matters listed on the reverse side.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

▲   FOLD AND DETACH HERE   ▲

Annual Meeting
of
North American Galvanizing & Coatings, Inc.

Wednesday, July 29, 2009
9:00 a.m.

Oglebay Resort & Conference Center
One Oglebay Drive, Route 88 North
Wheeling, West Virginia

(If you plan to attend the meeting in person, you may be required to present photo identification)

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